UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07478

Name of Fund: MuniYield Quality Fund II, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, MuniYield Quality Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/05

Date of reporting period: 11/01/04 - 04/30/05

Item 1 - Report to Stockholders

                              MuniYield Fund, Inc.
                              MuniYield Quality Fund, Inc.
                              MuniYield Quality Fund II, Inc.

Semi-Annual Reports
April 30, 2005

MuniYield Fund, Inc.
MuniYield Quality Fund, Inc.
MuniYield Quality Fund II, Inc.

The Benefits and Risks of Leveraging

The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, each Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of each Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of their investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities. As of April 30, 2005, the percentages of MuniYield Fund, Inc.'s, MuniYield Quality Fund, Inc.'s and MuniYield Quality Fund II, Inc.'s total net assets invested in inverse floaters were 8.09%, 14.04% and 13.54%, respectively before the deduction of Preferred Stock.


2                 SEMI-ANNUAL REPORTS        APRIL 30, 2005

A Letter From the President

Dear Shareholder

Financial markets faced a number of crosscurrents over the past several months, but most major benchmarks managed to post positive returns for the annual and semi-annual reporting periods ended April 30, 2005:

Total Returns as of April 30, 2005                                      6-month         12-month
================================================================================================
U.S. equities (Standard & Poor's 500 Index)                             +3.28%          + 6.34%
------------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                            -0.15%          + 4.71%
------------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)         +8.71%          +14.95%
------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     +0.98%          + 5.26%
------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +1.93%          + 6.81%
------------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.65%          + 6.92%
------------------------------------------------------------------------------------------------

After expanding at an annualized rate of 4.4% in 2004, U.S. gross domestic product growth for the first quarter of 2005 came in at an estimated 3.1% (although that figure was later revised upward to 3.5%). Nevertheless, the Federal Reserve Board continued increasing interest rates at a measured pace to combat emergent inflation. The most recent hike came on May 3, and brought the federal funds rate to 3%. Recently, signs of inflation have taken the form of rising business costs and increasing consumer prices, particularly in the areas of gasoline, healthcare, housing and education.

U.S. equities ended 2004 in a strong rally, but stumbled into negative territory in 2005. The market weakness was largely fueled by the potential for slowing economic and corporate earnings growth, renewed energy price concerns and a lack of investor conviction. On the positive side, certain sectors of the market have been performing well (particularly energy) and corporate transactions, such as mergers and acquisitions, stock buy-backs and dividend payouts, have all increased. International equities, especially in Asia, have benefited from higher economic growth rates.

In the bond market, we witnessed a yield curve flattening trend over the past several months as short-term yields increased and longer-term interest rates remained more stable or fell. At the end of April 2005, the two-year Treasury note yielded 3.66% and the 10-year Treasury note yielded 4.21%, a difference of 55 basis points (.55%). This compared to a spread of 149 basis points six months earlier and 222 basis points 12 months ago.

Looking ahead, the environment is likely to be a challenging one for investors. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Director


                  SEMI-ANNUAL REPORTS        APRIL 30, 2005                    3

A Discussion With Your Funds' Portfolio Managers

      The Funds benefited from a strategic move toward the longer end of the municipal yield curve, which outperformed the short end as the curve flattening trend continued over the past six months.

Describe the recent market environment relative to municipal bonds.

Amid significant volatility, long-term bond yields moved lower during the past six months as shorter-term yields increased. Recently, U.S. gross domestic product (GDP) for the first quarter of 2005 was preliminarily estimated at 3.1%
 -- coming in below many economists' expectations, although that estimate was later revised upward to 3.5%. However, for all of 2004, real GDP grew at an annualized rate of 4.4%, well ahead of 2003's annual rate of 3%.

Nevertheless, it appeared that continued economic improvements were generally disregarded as investors focused on inflationary trends, currency-related demand for long-term U.S. securities, and interest rate action on the part of the Federal Reserve Board (the Fed). Over the past six months, 30-year Treasury bond yields declined 28 basis points (.28%) to 4.51%, while 10-year Treasury note yields rose 16 basis points to 4.21%. The Fed, in the meantime, continued to raise short-term interest rates at each of its meetings throughout the period, and most recently increased the federal funds rate from 2.75% to 3% on May 3. As short-term interest rates increased while longer-term interest rates fell, the yield curve continued to flatten.

Tax-exempt bond yields exhibited a similar pattern during the period. Yields on 30-year revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell 14 basis points to 4.83%. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 23 basis points to 4.37%, while AAA-rated bonds maturing in 10 years saw their yields rise 17 basis points to 3.57%.

During the past six months, more than $186 billion in tax-exempt bonds was underwritten, an increase of 7.5% versus the same period a year earlier. Issuance so far in 2005 has been boosted by a 32% increase in refunding issues as municipalities sought to refinance existing higher-coupon debt. These refunding issues have been heavily weighted in the 10-year - 20-year maturity range to lower the overall interest costs. This concentration has put pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Investor demand for municipal product remained generally positive during the period. Investment Company Institute statistics indicate that, year-to-date through March 31, 2005, net new cash flows into long-term municipal bond funds exceeded $1.3 billion. This represented a significant improvement from the $516 million seen during the same period in 2004. However, AMG Data Services reports that weekly figures for the month of April have shown a modest reversal in the positive flows seen in the first three months of the year.

MuniYield Fund, Inc.

How did the Fund perform during the period?

For the six-month period ended April 30, 2005, the Common Stock of MuniYield Fund, Inc. had net annualized yields of 6.80% and 6.98%, based on a period-end per share net asset value of $14.70 and a per share market price of $14.34, respectively, and $.496 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +6.38%, based on a change in per share net asset value from $14.31 to $14.70, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, significantly exceeded the +3.83% average return of the Lipper General Municipal Debt Funds (Leveraged) category for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.)

The key contributor to the Fund's outperformance was a strategy we employed during most of the period, which was based on our view that the municipal yield curve would flatten. In order to take advantage of that expectation, we moved a portion of bonds in the 10-year - 15-year maturity range further out on the curve to the 20-year - 25-year area. As our forecast was realized and the curve flattened significantly, longer-dated bonds outperformed those with shorter maturities, and Fund performance benefited accordingly.

We also were able to generate some incremental return for the portfolio through certain hedging strategies, employing both the swap and futures markets. In addition, we used about 20% of our permissible 25% exposure to non-investment grade and non-rated issues, a strategy that significantly benefited relative performance given the incremental yield generated by these


4                 SEMI-ANNUAL REPORTS        APRIL 30, 2005
investments as well as the ongoing compression in credit spreads that benefited lower-quality issues.

In terms of sector exposure, we maintained a fairly large position in corporate-related tax-exempt debt, a significant portion of that in the high-yield municipal market (bonds rated BBB and lower or non-rated). We also had meaningful exposure to long-term care and healthcare-related debt, two areas that also are of a higher-yielding nature. Finally, we continued to pursue opportunities in tax-backed debt, bonds issued for development projects in both residential and commercial districts. Security selection in these areas of the municipal market requires a great deal of analytical work. For that, we were able to leverage the skill of our in-house staff of analysts, and were effectively able to capture much of the spread compression and outperformance generated by these sectors.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

In recognition of the spread compression that has taken place in the municipal market for the past year or more, we began to reduce our exposure to some of the riskier, lower-rated credits. This involved some select sales of corporate-related debt, as well as a decrease in our exposure to tobacco-related bonds, an area that performed particularly well during the past six months. While the market fundamentals suggest continued demand for higher-yielding municipal assets, we believe some of the relative value in this area of the market has diminished given spreads that are already very tight. These sales also were made in a continued effort to improve the portfolio's credit profile and return to a more market-neutral exposure to credit product.

As mentioned earlier (and in our last report to shareholders), we continued to reposition the portfolio by adding longer-dated insured bonds, especially those with maturities in the 25-year - 30-year range, and selling some of our shorter-dated holdings. Investing further out on the yield curve allowed us to benefit from the curve flattening trend while also accomplishing our goal of modestly extending the portfolio's average duration.

For the six-month period ended April 30, 2005, the Fund's Auction Market Preferred Stock (AMPS) had an average yield of 1.59% for Series A, 1.85% for Series B, 1.53% for Series C, 1.87% for Series D, 1.76% for Series E, 1.70% for Series F and 1.83% for Series G. At this point in the Fed's monetary tightening cycle, interest rate increases are having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 100 basis points during the six-month period. Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 34.43% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

At period-end, the Fund was positioned relatively neutral in terms of interest rate risk -- a posture we are likely to maintain in the near future. In terms of our view on the yield curve, we believe the majority of the flattening phenomenon is behind us. We would expect any additional flattening to be minor relative to the type of move we have seen thus far and, therefore, are not likely to continue reallocating the Fund's assets further out on the yield curve.

Overall, we are pleased with the portfolio's current structure and intend to continue our efforts to upgrade the portfolio's credit profile. We also will look to maintain our yield advantage, a strategy that has enabled the Fund to outperform its peers in a relatively stable interest rate environment.


                  SEMI-ANNUAL REPORTS        APRIL 30, 2005                    5

MuniYield Quality Fund, Inc.

How did the Fund perform during the period?

For the six-month period ended April 30, 2005, the Common Stock of MuniYield Quality Fund, Inc. had net annualized yields of 6.36% and 6.74%, based on a period-end per share net asset value of $15.41 and a per share market price of $14.54, respectively, and $.486 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +2.50%, based on a change in per share net asset value from $15.54 to $15.41, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, fell just short of the +2.67% average return of the Lipper Insured Municipal Debt Funds (Leveraged) category for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.)

While we maintained our focus on yield and continued to generate above-average income for our shareholders, the Fund's total return lagged the Lipper average over the past six months due to our relative underexposure to longer-maturity bonds that is, bonds with maturities of 25 years and longer. We were overexposed, relatively, to bonds with maturities of less than 20 years. As the municipal yield curve flattened over the past six months, longer-maturity bonds significantly outperformed shorter-maturity issues. While we have been pursuing a strategy of moving further out on the yield curve, generally into the 25- year maturity range, we were not able to effect this trade as much as we would have liked in the current low interest rate environment. Because many of the shorter-maturity bonds booked in the portfolio have greater yields than those available in the current environment, we were reluctant to give them up in order to extend our average portfolio maturity. Although this benefited the Fund's yield, it detracted from total return during this particular period. Further compounding our inability to purchase longer-dated bonds was the fact that recent supply has been largely concentrated in the short-term and intermediate-term range.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We did not significantly alter the Fund's structure or our strategy over the past six months. We continued to favor municipal bonds in the 25-year maturity range, and with premium coupons, when available. This supports our defensive market posture in that these bonds offer coupon protection when interest rates move higher. We generally maintained the Fund's fully invested position throughout the period, seeking to enhance shareholder income.

As mentioned earlier, the major market phenomenon over the past six months was a flattening of the yield curve. Yields on shorter-term bonds, specifically those with maturities under 15 years or 20 years, rose rather significantly. Yields on longer-term bonds, generally those past the 20-year range, actually declined. At period-end, the spread between AAA-rated municipal bonds with 10-year maturities and those with 30-year maturities was approximately 80 basis points. This compared to a spread of approximately 120 basis points six months ago. Given that bond prices move in the opposite direction of yields, the result has been that bonds on the long end of the municipal yield curve performed well while short-term bonds lagged.


6                 SEMI-ANNUAL REPORTS        APRIL 30, 2005

In light of this market action, our strategy of targeting new purchases in the 25-year area has been prudent. However, whereas we previously had been active sellers of bonds in the 10-year range (redeploying the proceeds further out on the curve), that strategy proved more challenging as the curve flattened. Essentially, longer-term bond prices were increasing as shorter-term bonds cheapened. Also, many bonds in the portfolio, although they have shorter maturities, are booked at much higher yields than could be obtained in the current low interest rate environment. Thus, we were reluctant to give up the additional yield and jeopardize our shareholders' income. Nevertheless, our major investment theme remained intact and any other residual cash in the portfolio (from coupon payments, maturities or bond calls, for example) was deployed in the long end.

For the six-month period ended April 30, 2005, the Fund's Auction Market Preferred Stock (AMPS) had an average yield of 1.71% for Series A, 1.80% for Series B, 1.95% for Series C and 1.79% for Series D. At this point in the Fed's monetary tightening cycle, interest rate increases are having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 100 basis points during the six-month period. Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 29.90% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We remain focused on premium-coupon bonds and continue to favor maturities in the 25-year range. We maintained a slightly defensive market posture at the close of the period in recognition of generally healthy economic conditions. We believe this positioning prepares the Fund for relative outperformance once long-term market interest rates eventually begin to follow short-term interest rates higher. In the meantime, our fully invested stance should continue to provide an income benefit to Common Stock shareholders.


                  SEMI-ANNUAL REPORTS        APRIL 30, 2005                    7

A Discussion With Your Funds' Portfolio Managers (concluded)

MuniYield Quality Fund II, Inc.

How did the Fund perform during the period?

For the six-month period ended April 30, 2005, the Common Stock of MuniYield Quality Fund II, Inc. had net annualized yields of 6.35% and 6.92%, based on a period-end per share net asset value of $13.71 and a per share market price of $12.58, respectively, and $.432 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +3.39%, based on a change in per share net asset value from $13.72 to $13.71, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +2.67% average return of the Lipper Insured Municipal Debt Funds (Leveraged) category for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.)

The Fund's positive results during the period are primarily attributed to four factors. First was our ability to continue generating an above-average yield. Second was the advance refunding of several bonds in the portfolio. When municipal bonds are advance refunded, or refinanced ahead of their maturity date, their prices generally increase sharply. Third was an especially strong performance of a relatively large uninsured credit. Uninsured bonds performed quite well as credit spreads (versus bonds of higher quality but similar maturity) continued to narrow over the past several months. Taken together, all these factors allowed the Fund to outperform the Lipper category average despite our maintaining a defensive market posture. (That is, we were positioned for rising interest rates, while long-term interest rates actually declined during the period.)

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We did not significantly alter the Fund's structure or our strategy over the past six months. We continued to favor municipal bonds in the 25-year maturity range, and with premium coupons, when available. This supports our defensive market posture, in that these bonds offer coupon protection when interest rates move higher. We generally maintained the Fund's fully invested position throughout the period, seeking to enhance shareholder income.

The major market phenomenon over the past six months was a flattening of the yield curve. Yields on shorter-term bonds, specifically those with maturities under 15 years or 20 years, rose rather significantly. Yields on longer-term bonds, generally those past the 20-year range, actually declined. At period-end, the spread between AAA-rated municipal bonds with 10-year maturities and those with 30-year maturities was approximately 80 basis points. This compared to a spread of approximately 120 basis points six months ago. Given that bond prices move in the opposite direction of yields, the result has been that bonds on the long end of the municipal yield curve did well while short-term bonds lagged.


8                 SEMI-ANNUAL REPORTS        APRIL 30, 2005

In light of this market action, our strategy of targeting new purchases in the 25-year area has been successful. However, whereas we previously had been active sellers of bonds in the 10-year range (redeploying the proceeds further out on the curve), that strategy proved more challenging as the curve flattened. Essentially, longer-term bond prices were increasing as shorter-term bonds cheapened. Also, many bonds in the portfolio, although they have shorter maturities, are booked at much higher yields than could be obtained in the current low interest rate environment. Thus, we were reluctant to give up the additional yield and jeopardize our shareholders' income. Nevertheless, our major investment theme remained intact and any other residual cash in the portfolio (from coupon payments, maturities or bond calls, for example) was deployed in the long end.

For the six-month period ended April 30, 2005, the Fund's Auction Market Preferred Stock (AMPS) had an average yield of 1.69% for Series A, 1.86% for Series B and 1.79% for Series C. At this point in the Fed's monetary tightening cycle, interest rate increases are having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 100 basis points during the six-month period. Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 32.85% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We remain focused on premium-coupon bonds and continue to favor maturities in the 25-year range. We maintained a slightly defensive market posture at the close of the period in recognition of generally healthy economic conditions. We believe this positioning prepares the Fund for relative outperformance once long-term market rates eventually begin to follow short-term interest rates higher. In the meantime, our fully invested stance should continue to provide an income benefit to Common Stock shareholders.

Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager
MuniYield Fund, Inc.

Michael A. Kalinoski, CFA
Vice President and Portfolio Manager
MuniYield Quality Fund, Inc.
MuniYield Quality Fund II, Inc.

May 26, 2005


                  SEMI-ANNUAL REPORTS        APRIL 30, 2005                    9

Portfolio Information

Quality Profiles as of April 30, 2005

                                                                      Percent of
MuniYield Fund, Inc. by                                                 Total
S&P/Moody's Rating                                                   Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................               40.4%
AA/Aa ...................................................                6.7
A/A .....................................................               14.1
BBB/Baa .................................................               10.4
BB/Ba ...................................................                8.3
B/B .....................................................                3.1
CCC/Caa .................................................                2.1
NR (Not Rated) ..........................................               13.0
Other* ..................................................                1.9
--------------------------------------------------------------------------------
*    Includes portfolio holdings in variable rate demand notes.

--------------------------------------------------------------------------------
                                                                      Percent of
MuniYield Quality Fund II, Inc. by                                      Total
S&P/Moody's Rating                                                   Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................               87.7%
AA/Aa ...................................................                3.2
A/A .....................................................                5.8
BBB/Baa .................................................                0.4
BB/Ba ...................................................                1.9
NR (Not Rated) ..........................................                0.2
Other* ..................................................                0.8
--------------------------------------------------------------------------------
*    Includes portfolio holdings in variable rate demand notes.

                                                                      Percent of
MuniYield Quality Fund, Inc. by                                         Total
S&P/Moody's Rating                                                   Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................               87.2%
AA/Aa ...................................................                3.9
A/A .....................................................                6.7
BBB/Baa .................................................                0.4
NR (Not Rated) ..........................................                1.0
Other* ..................................................                0.8
--------------------------------------------------------------------------------
*    Includes portfolio holdings in variable rate demand notes.

Swap Agreements

The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Dividend Policy

The Funds' dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in these reports.


10                          SEMI-ANNUAL REPORTS        APRIL 30, 2005

Schedule of Investments                 MuniYield Fund, Inc.      (in Thousands)

                             Face
State                      Amount   Municipal Bonds                                                                         Value
===================================================================================================================================
Alabama--1.3%             $ 2,500   Huntsville, Alabama, Health Care Authority Revenue Bonds, Series B, 5.75%
                                    due 6/01/2032                                                                         $   2,675
                            5,250   Jefferson County, Alabama, Limited Obligation School Warrants, Series A,
                                    5.50% due 1/01/2022                                                                       5,733
===================================================================================================================================
Arizona--10.1%                      Arizona State Transportation Board, Highway Revenue Bonds, Sub-Series A:
                            5,825         5% due 7/01/2021                                                                    6,259
                            7,030         5% due 7/01/2022                                                                    7,531
                            5,240         5% due 7/01/2023                                                                    5,601
                            3,400   Maricopa County, Arizona, IDA, Education Revenue Bonds (Arizona
                                    Charter Schools Project 1), Series A, 6.75% due 7/01/2029                                 3,392
                                    Maricopa County, Arizona, IDA, M/F Housing Revenue Refunding Bonds (CRS Pine
                                    Ridge Housing Corporation), Series A-1 (d)(g):
                            5,000         6% due 10/20/2031                                                                   5,325
                            5,000         6.05% due 10/20/2036                                                                5,280
                                    Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                    (America West Airlines Inc. Project), AMT:
                            5,800         6.25% due 6/01/2019                                                                 4,711
                            6,900         6.30% due 4/01/2023                                                                 5,175
                                    Phoenix, Arizona, IDA, M/F Housing Revenue Bonds (Summit Apartments LLC
                                    Project) (g):
                            1,610         6.25% due 7/20/2022                                                                 1,754
                            1,425         6.45% due 7/20/2032                                                                 1,546
                            1,305         6.55% due 7/20/2037                                                                 1,420
                            1,400   Pima County, Arizona, IDA, Education Revenue Bonds (Arizona Charter
                                    Schools Project II), Series A, 6.75% due 7/01/2031                                        1,461
                                    Pima County, Arizona, IDA, M/F Housing Revenue Bonds (Columbus Village),
                                    Series A (g):
                              990         5.90% due 10/20/2021                                                                  995
                            1,725         6% due 10/20/2031                                                                   1,734
                            2,295         6.05% due 10/20/2041                                                                2,307
                                    Vistancia Community Facilities District, Arizona, GO:
                            3,000         5.50% due 7/15/2020                                                                 3,042
                            2,125         5.75% due 7/15/2024                                                                 2,156
                            5,900   Yavapai County, Arizona, IDA, Hospital Facility Revenue Bonds (Yavapai
                                    Regional Medical Center), Series A, 6% due 8/01/2033                                      6,241
===================================================================================================================================
Arkansas--1.1%                      University of Arkansas, University Construction Revenue Bonds (UAMS Campus),
                                    Series B (e):
                            2,000         5% due 11/01/2020                                                                   2,157
                            1,600         5% due 11/01/2027                                                                   1,692
                            2,000         5% due 11/01/2034                                                                   2,100
                            1,000   University of Arkansas, University Revenue Refunding Bonds (UAMS Campus),
                                    Series A, 5% due 11/01/2014 (e)                                                           1,109
===================================================================================================================================
California--18.2%           3,370   Anaheim, California, Union High School District, GO, Series A, 5% due
                                    8/01/2012 (b)(i)                                                                          3,741
                            5,700   California State Department of Water Resources, Power Supply Revenue Bonds,
                                    VRDN, Series B-3, 2.98% due 5/01/2022 (k)                                                 5,700
                            8,760   California State, GO, 5% due 2/01/2033                                                    9,041
                                    California State Public Works Board, Lease Revenue Bonds:
                            2,000         (Department of Corrections), Series C, 5% due 6/01/2025                             2,081
                            4,500         (Department of Mental Health--Coalinga State Hospital), Series A, 5.125%
                                          due 6/01/2029                                                                       4,691
                                    California State, Various Purpose, GO:
                            6,800         5.25% due 11/01/2025                                                                7,289
                           10,000         5% due 4/01/2031 (c)                                                               10,461
                            5,550         5.50% due 11/01/2033                                                                6,024

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
ROLS       Reset Option Long Securities
S/F        Single-Family
VRDN       Variable Rate Demand Notes


                  SEMI-ANNUAL REPORTS        APRIL 30, 2005                   11

Schedule of Investments (continued)     MuniYield Fund, Inc.      (in Thousands)

                             Face
State                      Amount   Municipal Bonds                                                                         Value
===================================================================================================================================
California                          Golden State Tobacco Securitization Corporation of California, Tobacco Settlement
(concluded)                         Revenue Bonds:
                          $ 5,500         Series A-3, 7.875% due 6/01/2042                                                $   6,374
                            7,500         Series A-4, 7.80% due 6/01/2042                                                     8,656
                            5,000         Series B, 5.50% due 6/01/2018                                                       5,235
                            5,000         Series B, 5.375% due 6/01/2028                                                      5,245
                            9,520         Series B, 5.50% due 6/01/2043                                                      10,133
                           18,400   Los Angeles, California, Unified School District, GO, Series A, 5%
                                    due 7/01/2023 (i)                                                                        19,675
                            1,250   Sacramento County, California, Sanitation District Financing Authority,
                                    Revenue Refunding Bonds, Trust Receipts, Class R, Series A,
                                    8.664% due 12/01/2019 (m)                                                                 1,321
                            5,145   Santa Clara, California, Subordinated Electric Revenue Bonds, Series A,
                                    5% due 7/01/2022 (e)                                                                      5,520
                            7,465   University of California Revenue Bonds (Multiple Purpose Projects), Series Q,
                                    5% due 9/01/2021 (i)                                                                      7,928
===================================================================================================================================
Colorado--4.9%                470   Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT, Series D-2,
                                    6.90% due 4/01/2029                                                                         485
                            8,000   Denver, Colorado, City and County Airport Revenue Bonds, AMT, Series D,
                                    7.75% due 11/15/2013 (c)                                                                  9,611
                            5,325   Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue Bonds
                                    (Pavilions), AMT, 7.75% due 9/01/2016                                                     5,576
                                    Elk Valley, Colorado, Public Improvement Revenue Bonds (Public Improvement Fee),
                                    Series A:
                            1,735         7.10% due 9/01/2014                                                                 1,876
                            5,065         7.35% due 9/01/2031                                                                 5,417
                            1,300   Moffat County, Colorado, PCR, Refunding (PacifiCorp Projects), VRDN,
                                    2.98% due 5/01/2013 (c)(k)                                                                1,300
                            6,850   Plaza Metropolitan District No. 1, Colorado, Tax Allocation Revenue Bonds
                                    (Public Improvement Fees), 8% due 12/01/2025                                              7,605
===================================================================================================================================
Connecticut--0.9%           5,000   Bridgeport, Connecticut, Senior Living Facilities Revenue Bonds
                                    (3030 Park Retirement Community Project), 7.25% due 4/01/2035                             5,165
                              525   Connecticut State Development Authority, IDR (AFCO Cargo BDL-LLC Project), AMT,
                                    7.35% due 4/01/2010                                                                         533
===================================================================================================================================
Florida--4.1%                       Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds (National
                                    Gypsum), AMT:
                           11,500         Series A, 7.125% due 4/01/2030                                                     12,922
                            5,000         Series B, 7.125% due 4/01/2030                                                      5,618
                            5,450   Midtown Miami, Florida, Community Development District, Special Assessment
                                    Revenue Bonds, Series B, 6.50% due 5/01/2037                                              5,703
                            3,000   Santa Rosa Bay Bridge Authority, Florida, Revenue Bonds, 6.25% due 7/01/2028              2,865
===================================================================================================================================
Georgia--4.0%              12,140   Atlanta, Georgia, Airport Revenue Refunding Bonds, Series A, 5.875%
                                    due 1/01/2016 (h)                                                                        13,559
                            4,600   Atlanta, Georgia, Tax Allocation Bonds (Atlantic Station Project), 7.90%
                                    due 12/01/2024                                                                            5,014
                            1,400   Atlanta, Georgia, Water and Wastewater Revenue Bonds, VRDN, Series C,
                                    3% due 11/01/2041 (i)(k)                                                                  1,400
                                    Brunswick & Glynn County, Georgia, Development Authority, First Mortgage
                                    Revenue Bonds (Coastal Community Retirement Corporation Project), Series A:
                            2,285         7.125% due 1/01/2025                                                                2,399
                            3,305         7.25% due 1/01/2035                                                                 3,480
===================================================================================================================================
Idaho--1.6%                   425   Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds, AMT, Senior
                                    Series C-2, 7.15% due 7/01/2023                                                             425
                           10,000   Power County, Idaho, Industrial Development Corporation, Solid Waste
                                    Disposal Revenue Bonds (FMC Corporation Project), AMT, 6.45% due 8/01/2032               10,278
===================================================================================================================================
Illinois--4.1%                745   Beardstown, Illinois, IDR (Jefferson Smurfit Corp. Project), 8% due 10/01/2016              785
                           13,200   Chicago, Illinois, O'Hare International Airport Revenue Bonds, 3rd Lien, AMT,
                                    Series B-2, 6% due 1/01/2029 (j)                                                         14,819
                              150   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series B, 7.625% due
                                    9/01/2027 (f)(g)(l)                                                                         152
                            3,285   Illinois Development Finance Authority Revenue Bonds (Presbyterian Home
                                    Lake Project), Series B, 6.30% due 9/01/2022 (i)                                          3,490
                            2,925   Illinois Health Facilities Authority, Revenue Refunding Bonds (Resurrection
                                    Health Care), VRDN, Series A, 2.98% due 5/15/2029 (i)(k)                                  2,925
                            4,000   Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax
                                    Revenue Bonds (McCormick Place Expansion), Series A, 5.50% due 6/15/2023 (e)              4,410


12                SEMI-ANNUAL REPORTS        APRIL 30, 2005

Schedule of Investments (continued)     MuniYield Fund, Inc.      (in Thousands)

                             Face
State                      Amount   Municipal Bonds                                                                         Value
===================================================================================================================================
Indiana--1.2%                       Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series A (h):
                          $ 2,850         5% due 1/01/2029                                                                $   2,983
                            4,350         5% due 1/01/2032                                                                    4,550
===================================================================================================================================
Kansas--0.2%                1,250   Lenexa, Kansas, Health Care Facility Revenue Bonds (Lakeview Village Inc.),
                                    Series C, 6.875% due 5/15/2032                                                            1,338
===================================================================================================================================
Kentucky--0.5%              3,000   Kentucky Economic Development Finance Authority, Health System Revenue Refunding
                                    Bonds (Norton Healthcare Inc.), Series A, 6.625% due 10/01/2028                           3,289
===================================================================================================================================
Louisiana--3.0%            19,000   Port New Orleans, Louisiana, IDR, Refunding (Continental Grain Company Project),
                                    6.50% due 1/01/2017                                                                      19,521
===================================================================================================================================
Maryland--1.1%              3,000   Maryland State Energy Financing Administration, Limited Obligation Revenue Bonds
                                    (Cogeneration--AES Warrior Run), AMT, 7.40% due 9/01/2019                                 3,065
                            4,000   Maryland State Health and Higher Educational Facilities Authority, Revenue
                                    Refunding Bonds (University of Maryland Medical System), 6% due 7/01/2032                 4,359
===================================================================================================================================
Massachusetts--2.7%         6,640   Massachusetts Bay Transportation Authority, Sales Tax Revenue Refunding Bonds,
                                    Senior Series A, 5% due 7/01/2032                                                         6,905
                           10,000   Massachusetts State Special Obligation Dedicated Tax Revenue Bonds, 5.25%
                                    due 1/01/2029 (h)                                                                        10,771
===================================================================================================================================
Michigan--0.9%              6,060   Macomb County, Michigan, Hospital Finance Authority, Hospital Revenue Bonds
                                    (Mount Clemens General Hospital), Series B, 5.875% due 11/15/2034                         6,051
===================================================================================================================================
Minnesota--0.5%                     Eden Prairie, Minnesota, M/F Housing Revenue Bonds (Rolling Hills Project),
                                    Series A (g):
                              420         6% due 8/20/2021                                                                      462
                            2,000         6.20% due 2/20/2043                                                                 2,169
                              965   Minneapolis, Minnesota, M/F Housing Revenue Bonds (Gaar Scott Loft Project), AMT,
                                    5.95% due 5/01/2030                                                                       1,011
===================================================================================================================================
Missouri--2.0%                      Fenton, Missouri, Tax Increment Revenue Refunding and Improvement Bonds
                                    (Gravois Bluffs):
                              380         6.75% due 10/01/2015                                                                  383
                            2,800         7% due 10/01/2021                                                                   3,025
                                    Kansas City, Missouri, Municipal Assistance Corporation, Leasehold
                                    Improvement Revenue Bonds (H. Roe Bartle Convention Center), Series B-1 (c):
                           15,000         5.383%* due 4/15/2028                                                               4,794
                            5,000         5.28%* due 4/15/2029                                                                1,510
                            5,000         5.31%* due 4/15/2030                                                                1,429
                            5,000         5.32%* due 4/15/2031                                                                1,349
                              525   Missouri Development Finance Board, Cultural Facilities Revenue Bonds
                                    (Nelson Gallery Foundation), VRDN, Series B, 2.97% due 12/01/2031 (e)(k)                    525
                              335   Missouri State Housing Development Commission, S/F Mortgage Revenue Bonds,
                                    Homeownership, AMT, Series B, 7.55% due 9/01/2027 (f)(g)                                    339
===================================================================================================================================
New Hampshire--0.6%         3,425   New Hampshire Health and Education Facilities Authority, Revenue Refunding Bonds
                                    (Elliot Hospital), Series B, 5.60% due 10/01/2022                                         3,597
===================================================================================================================================
New Jersey--24.8%          11,435   New Jersey EDA, Cigarette Tax Revenue Bonds, 5.50% due 6/15/2024                         12,097
                            3,000   New Jersey EDA, First Mortgage Revenue Bonds (The Presbyterian Home), Series A,
                                    6.375% due 11/01/2031                                                                     3,093
                           20,000   New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds, Series A, 5% due
                                    7/01/2029 (e)                                                                            21,035
                            4,400   New Jersey EDA, Retirement Community Revenue Bonds (Cedar Crest Village Inc.
                                    Facility), Series A, 7.25% due 11/15/2031                                                 4,675
                            8,750   New Jersey EDA, School Facility Construction Revenue Bonds, Series I, 5.25%
                                    due 9/01/2029                                                                             9,356
                           17,300   New Jersey EDA, School Facility Construction, Revenue Refunding Bonds, Series K,
                                    5.50% due 12/15/2019 (c)                                                                 20,089
                                    New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc.
                                    Project), AMT:
                            3,905         6.25% due 9/15/2019                                                                 3,312
                           16,195         6.25% due 9/15/2029                                                                13,101
                            3,680   New Jersey Health Care Facilities Financing Authority Revenue Bonds
                                    (Pascack Valley Hospital Association), 6.625% due 7/01/2036                               3,642
                            1,500   New Jersey Health Care Facilities Financing Authority, Revenue Refunding
                                    Bonds (Pascack Valley Hospital Association), 5.125% due 7/01/2028                         1,210
                           10,000   New Jersey State Transportation Trust Fund Authority, Transportation System
                                    Revenue Refunding Bonds, Series B, 5.25% due 12/15/2015 (c)                              11,250
                           20,000   New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds, Series
                                    C-2, 5.50% due 1/01/2025 (c)                                                             23,486


                  SEMI-ANNUAL REPORTS        APRIL 30, 2005                   13

Schedule of Investments (continued)     MuniYield Fund, Inc.      (in Thousands)

                             Face
State                      Amount   Municipal Bonds                                                                         Value
===================================================================================================================================
New Jersey                $ 4,360   Port Authority of New York and New Jersey, Revenue Refunding Bonds, DRIVERS, AMT,
(concluded)                         Series 177, 8.681% due 10/15/2032 (e)(m)                                              $   5,010
                           20,575   Port Authority of New York and New Jersey, Special Obligation Revenue Bonds,
                                    DRIVERS, AMT, Series 192, 8.191% due 12/01/2025 (e)(m)                                   22,993
                            7,500   Tobacco Settlement Financing Corporation of New Jersey, Asset-Backed
                                    Revenue Refunding Bonds, 6% due 6/01/2037                                                 7,504
===================================================================================================================================
New York--18.5%             2,200   Dutchess County, New York, IDA, Civic Facility Revenue Refunding Bonds
                                    (Saint Francis Hospital), Series A, 7.50% due 3/01/2029                                   2,278
                            5,595   Metropolitan Transportation Authority, New York, Commuter Facilities Revenue
                                    Bonds, RITR, Series 9, 6.10% due 7/01/2006 (b)(h)(m)                                      6,246
                                    New York City, New York, City IDA, Special Facilities Revenue Bonds, AMT:
                            1,250         (British Airways Plc Project), 7.625% due 12/01/2032                                1,311
                           10,000         (Terminal One Group Association Project), 6.125% due 1/01/2024                     10,143
                            5,000   New York City, New York, City Municipal Water Finance Authority, Water and
                                    Sewer System Revenue Bonds, DRIVERS, Series 198, 8.211% due 6/15/2026 (e)(m)              5,438
                           14,000   New York City, New York, City Municipal Water Finance Authority, Water and
                                    Sewer System, Revenue Refunding Bonds, 5.50% due 6/15/2033                               15,226
                                    New York City, New York, GO, Refunding (h):
                            2,000         Series G, 5.75% due 2/01/2006 (b)                                                   2,076
                           10,000         Trust Receipts, Series R, 9.432% due 5/15/2014 (m)                                 12,963
                           10,000   New York City, New York, GO, Series M, 5% due 4/01/2021                                  10,569
                            9,375   New York City, New York, Sales Tax Asset Receivable Corporation Revenue Bonds,
                                    Series A, 5% due 10/15/2029 (c)                                                           9,940
                                    New York State Dormitory Authority, Revenue Refunding Bonds (Mount Sinai
                                    Health), Series A:
                            5,000         6.75% due 7/01/2020                                                                 5,353
                              315         6.50% due 7/01/2025                                                                   332
                            8,360   New York State Dormitory Authority, Supported Debt Revenue Refunding Bonds
                                    (Department of Health), Series A, 5% due 7/01/2023 (n)                                    8,930
                            2,500   Suffolk County, New York, IDA, IDR, Refunding (Nissequogue Cogeneration Partners
                                    Facility),
                                    AMT, 5.50% due 1/01/2023                                                                  2,432
                            9,400   Tobacco Settlement Financing Corporation of New York Revenue Bonds, Series C-1,
                                    5.50% due 6/01/2021                                                                      10,318
                           10,000   Triborough Bridge and Tunnel Authority, New York, Subordinate Revenue Bonds,
                                    5.25% due 11/15/2030                                                                     10,651
                                    Westchester County, New York, IDA, Continuing Care Retirement Mortgage Revenue Bonds
                                    (Kendal on Hudson Project), Series A:
                            3,450         6.375% due 1/01/2024                                                                3,518
                            2,895         6.50% due 1/01/2034                                                                 2,940
===================================================================================================================================
North Carolina--1.9%        2,710   Charlotte, North Carolina, Airport Revenue Bonds, Series A, 5% due 7/01/2029 (e)          2,833
                            4,750   North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds,
                                    Series D, 6.75% due 1/01/2026                                                             5,306
                              290   North Carolina HFA, Home Ownership Revenue Bonds, AMT, Series 8-A, 6.20%
                                    due 7/01/2016                                                                               301
                              885   North Carolina HFA, S/F Revenue Bonds, Series II, 6.20% due 3/01/2016 (d)                   920
                            1,000   North Carolina Medical Care Commission, Health Care Facilities, First Mortgage
                                    Revenue Bonds (Arbor Acres Community Project), 6.375% due 3/01/2032                       1,041
                            2,000   North Carolina Medical Care Commission, Health Care Housing Revenue Bonds
                                    (The ARC of North Carolina Projects), Series A, 5.80% due 10/01/2034                      2,025
===================================================================================================================================
Ohio--2.8%                          Cuyahoga County, Ohio, Mortgage Revenue Bonds (West Tech Apartments Project),
                                    AMT (g):
                            1,410         5.75% due 9/20/2020                                                                 1,488
                            2,250         5.85% due 9/20/2030                                                                 2,369
                            2,175   Lucas County, Ohio, Health Care Facility Revenue Refunding and Improvement Bonds
                                    (Sunset Retirement Communities), Series A, 6.625% due 8/15/2030                           2,287
                            5,000   Mason, Ohio, City School District, GO (School Improvement), 5% due 12/01/2031
                                    (i)                                                                                       5,253
                            2,495   Mason, Ohio, Sewer System Revenue Refunding and Improvement Bonds,
                                    5% due 12/01/2028 (e)                                                                     2,629
                              970   Port of Greater Cincinnati Development Authority, Ohio, Special Assessment Revenue
                                    Bonds (Cooperative Public Parking Infrastructure Project), 6.30% due 2/15/2024            1,039
                                    Toledo-Lucas County, Ohio, Port Authority Revenue Bonds (Saint Mary Woods Project),
                                    Series A:
                              750         6% due 5/15/2024                                                                      750
                            2,250         6% due 5/15/2034                                                                    2,183


14                SEMI-ANNUAL REPORTS        APRIL 30, 2005

Schedule of Investments (continued)     MuniYield Fund, Inc.      (in Thousands)

                             Face
State                      Amount   Municipal Bonds                                                                         Value
===================================================================================================================================
Oklahoma--0.1%            $   900   Oklahoma State Industries Authority, Revenue Refunding Bonds (Integris Baptist),
                                    VRDN, Series B, 2.98% due 8/15/2029 (e)(k)                                            $     900
===================================================================================================================================
Oregon--1.6%                4,405   Oregon State Department of Administrative Services, COP, Series A, 6%
                                    due 5/01/2010 (b)(c)                                                                      5,041
                            3,460   Oregon State, GO, Refunding (Veterans Welfare), Series 80A, 5.70% due 10/01/2032          3,486
                            1,830   Portland, Oregon, Housing Authority, Housing Revenue Bonds (Pine Square and
                                    University Place), Series A, 5.875% due 1/01/2022                                         1,789
===================================================================================================================================
Pennsylvania--5.8%            200   Geisinger Authority, Pennsylvania, Health System Revenue Refunding Bonds (Geisinger
                                    Health Systems), VRDN, 2.98% due 8/01/2028 (k)                                              200
                            5,270   Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue
                                    Bonds (National Gypsum Company), AMT, Series A, 6.25% due 11/01/2027                      5,672
                           16,270   Pennsylvania State Higher Educational Facilities Authority, Health Services Revenue
                                    Refunding Bonds (Allegheny Delaware Valley Obligation), Series C, 5.875%
                                    due 11/15/2016 (e)                                                                       17,164
                                    Philadelphia, Pennsylvania, Authority for IDR, Commercial Development:
                            1,265         7.75% due 12/01/2017                                                                1,293
                            3,650         (Days Inn), Refunding, Series B, 6.50% due 10/01/2027                               3,763
                            4,000         (Doubletree), Refunding, Series A, 6.50% due 10/01/2027                             4,124
                            5,000   Sayre, Pennsylvania, Health Care Facilities Authority, Revenue Bonds (Guthrie
                                    Healthcare System), Series B, 7.125% due 12/01/2031                                       5,907
===================================================================================================================================
Rhode Island--0.4%                  Woonsocket, Rhode Island, GO (h):
                            1,225         6% due 10/01/2017                                                                   1,395
                            1,195         6% due 10/01/2018                                                                   1,359
===================================================================================================================================
Tennessee--2.3%             4,610   Hardeman County, Tennessee, Correctional Facilities Corporation Revenue Bonds,
                                    7.75% due 8/01/2017                                                                       4,810
                           10,000   McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds (Recycling
                                    Facility--Calhoun Newsprint), AMT, 7.40% due 12/01/2022                                  10,051
===================================================================================================================================
Texas--16.7%                5,000   Alliance Airport Authority, Inc., Texas, Special Facilities Revenue Bonds (American
                                    Airlines Inc. Project), AMT, 7.50% due 12/01/2029                                         3,913
                                    Austin, Texas, Convention Center Revenue Bonds (Convention Enterprises Inc.),
                                    First Tier, Series A:
                            5,000         6.70% due 1/01/2028                                                                 5,351
                            5,000         6.70% due 1/01/2032                                                                 5,314
                                    Bexar County, Texas, Housing Finance Corporation, M/F Housing Revenue Bonds
                                    (Water at Northern Hills Apartments), Series A (e):
                            1,300         5.80% due 8/01/2021                                                                 1,372
                            2,460         6% due 8/01/2031                                                                    2,570
                            1,000         6.05% due 8/01/2036                                                                 1,045
                            6,650   Brazos River Authority, Texas, PCR, Refunding (Utilities Electric Company), AMT,
                                    Series B, 5.05% due 6/01/2030                                                             6,751
                            3,755   Brazos River Authority, Texas, Revenue Refunding Bonds (Reliant Energy Inc.
                                    Project), Series B, 7.75% due 12/01/2018                                                  4,176
                            2,000   Dallas-Fort Worth, Texas, International Airport Facility, Improvement Corporation
                                    Revenue Bonds (Learjet Inc.), AMT, Series 2001-A-1, 6.15% due 1/01/2016                   2,009
                            7,500   Dallas-Fort Worth, Texas, International Airport Facility, Improvement Corporation
                                    Revenue Refunding Bonds (American Airlines), AMT, Series B, 6.05% due 5/01/2029           7,416
                                    Gregg County, Texas, Health Facilities Development Corporation, Hospital Revenue
                                    Bonds (Good Shepherd Medical Center Project) (a):
                            3,000         6.875% due 10/01/2020                                                               3,457
                            2,000         6.375% due 10/01/2025                                                               2,256
                            5,000   Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste Disposal Facility
                                    Revenue Bonds (E. I. du Pont de Nemours and Company Project), AMT, 6.40%
                                    due 4/01/2026                                                                             5,225
                            3,900   Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue Bonds (Citgo Petroleum
                                    Corporation Project), AMT, 7.50% due 5/01/2025                                            4,367
                              265   Harris County, Texas, Health Facilities Development Corporation, Hospital Revenue
                                    Bonds (Texas Children's Hospital), VRDN, Series B-1, 2.98% due 10/01/2029 (e)(k)            265
                            5,200   Harris County, Texas, Health Facilities Development Corporation, Revenue Refunding
                                    Bonds (Methodist Hospital), VRDN, 5% due 5/06/2005 (b)(k)                                 5,200
                            1,600   Houston, Texas, Industrial Development Corporation Revenue Bonds (Air Cargo), AMT,
                                    6.375% due 1/01/2023                                                                      1,655
                                    Lower Colorado River Authority, Texas, PCR (Samsung Austin Semiconductor), AMT:
                            4,830         6.375% due 4/01/2027                                                                5,179
                            3,330         6.95% due 4/01/2030                                                                 3,802


                  SEMI-ANNUAL REPORTS        APRIL 30, 2005                   15

Schedule of Investments (continued)     MuniYield Fund, Inc.      (in Thousands)

                             Face
State                      Amount   Municipal Bonds                                                                         Value
===================================================================================================================================
Texas                     $ 7,030   Matagorda County, Texas, Navigation District Number 1, Revenue Refunding Bonds
(concluded)                         (Reliant Energy Inc.), Series C, 8% due 5/01/2029                                     $   7,756
                            5,200   Nueces River Authority, Texas, Water Supply Facilities, Revenue Refunding Bonds
                                    (Corpus Christi Lake Project), 5% due 7/15/2026 (i)                                       5,464
                            3,900   Port Corpus Christi, Texas, Individual Development Corporation, Environmental
                                    Facilities Revenue Bonds (Citgo Petroleum Corporation Project), AMT, 8.25%
                                    due 11/01/2031                                                                            4,187
                            5,000   Red River Authority, Texas, PCR, Refunding (Celanese Project), AMT, Series B,
                                    6.70% due 11/01/2030                                                                      5,275
                            6,500   Texas State Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First
                                    Tier, Series A, 5.50% due 8/15/2039 (c)                                                   7,150
                            7,020   Tyler, Texas, Waterworks and Sewer Revenue Bonds, 5.70% due 9/01/2010 (b)(h)              7,850
===================================================================================================================================
Utah--0.3%                    400   Salt Lake County, Utah, PCR, Refunding (Service Station Holdings Project), VRDN,
                                    Series B, 2.97% due 8/01/2007 (k)                                                           400
                            1,545   Utah State Board of Regents, Revenue Refunding Bonds (University of Utah Research
                                    Facilities), Series A, 5.50% due 4/01/2018 (e)                                            1,700
===================================================================================================================================
Virginia--2.9%              5,000   Fairfax County, Virginia, EDA, Resource Recovery Revenue Refunding Bonds, AMT,
                                    Series A, 6.10% due 2/01/2011 (c)                                                         5,633
                                    Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds:
                            7,500         Senior-Series A, 5.50% due 8/15/2028                                                7,337
                           24,800         Senior-Series B, 6.67%* due 8/15/2029                                               5,822
===================================================================================================================================
Washington--0.3%                    Vancouver, Washington, Housing Authority, Housing Revenue Bonds (Teal Pointe
                                    Apartments Project), AMT:
                              945         6% due 9/01/2022                                                                      910
                            1,250         6.20% due 9/01/2032                                                                 1,195
===================================================================================================================================
West Virginia--0.6%         1,000   Princeton, West Virginia, Hospital Revenue Refunding Bonds (Community Hospital
                                    Association Inc. Project), 6% due 5/01/2019                                                 829
                            3,000   Upshur County, West Virginia, Solid Waste Disposal Revenue Bonds (TJ International
                                    Project), AMT, 7% due 7/15/2025                                                           3,094
===================================================================================================================================
Wisconsin--0.7%               700   Milwaukee, Wisconsin, Revenue Bonds (Air Cargo), AMT, 6.50% due 1/01/2025                   737
                                    Wisconsin Health and Educational Facilities Authority, Revenue Refunding Bonds
                                    (Eastcastle Place Inc. Project):
                            1,000         6% due 12/01/2024                                                                   1,001
                            1,800         6.125% due 12/01/2034                                                               1,757
                              965   Wisconsin State, GO, AMT, Series B, 6.20% due 11/01/2026 (e)                                973
===================================================================================================================================
Wyoming--0.8%               2,550   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds (FMC Corporation
                                    Project), AMT, Series A, 7% due 6/01/2024                                                 2,587
                            2,500   Wyoming Student Loan Corporation, Student Loan Revenue Refunding Bonds, Series A,
                                    6.20% due 6/01/2024                                                                       2,699


16                SEMI-ANNUAL REPORTS        APRIL 30, 2005

Schedule of Investments (concluded)     MuniYield Fund, Inc.      (in Thousands)

                             Face
                           Amount   Municipal Bonds                                                                         Value
===================================================================================================================================
Puerto Rico--6.9%         $15,000   Puerto Rico Commonwealth, Highway and Transportation Authority, Transportation
                                    Revenue Bonds, Trust Receipts, Class R, Series B, 8.463% due 7/01/2035 (e)(m)         $  18,695
                           16,360   Puerto Rico Commonwealth, Highway and Transportation Authority, Transportation
                                    Revenue Refunding Bonds, Series D, 5.75% due 7/01/2041                                   18,269
                            2,500   Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust Receipts, Class R,
                                    Series 16 HH, 8.193% due 7/01/2013 (i)(m)                                                 3,135
                            4,350   Puerto Rico Public Finance Corporation Revenue Bonds, DRIVERS, Series 272,
                                    8.069% due 8/01/2030 (m)                                                                  4,793
===================================================================================================================================
U.S. Virgin Islands--1.0%   6,250   Virgin Islands Public Finance Authority, Refinery Facilities Revenue Bonds (Hovensa
                                    Refinery), AMT, 6.125% due 7/01/2022                                                      6,845
===================================================================================================================================
Total Investments (Cost--$929,603**)--151.4%                                                                                989,059

Other Assets Less Liabilities--1.1%                                                                                           7,308

Preferred Stock, at Redemption Value--(52.5%)                                                                              (343,024)
                                                                                                                          ---------
Net Assets Applicable to Common Stock--100.0%                                                                             $ 653,343
                                                                                                                          =========

* Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
** The cost and unrealized appreciation (depreciation) of investments as of April 30, 2005, as computed for federal income tax purposes, were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost ...............................................   $929,068
                                                                       ========
      Gross unrealized appreciation ................................   $ 63,493
      Gross unrealized depreciation ................................     (3,502)
                                                                       --------
      Net unrealized appreciation ..................................   $ 59,991
                                                                       ========

(a)   Radian Insured.
(b)   Prerefunded.
(c)   AMBAC Insured.
(d)   FHA Insured.
(e)   MBIA Insured.
(f)   FNMA Collateralized.
(g)   GNMA Collateralized.
(h)   FGIC Insured.
(i)   FSA Insured.
(j)   XL Capital Insured.
(k) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(l)   FHLMC Collateralized.
(m) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(n)   CIFG Insured.

      Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                       Net              Dividend
      Affiliate                                     Activity             Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund    (9,413)               $34
      --------------------------------------------------------------------------

      Financial futures contracts sold as of April 30, 2005 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Number of                       Expiration        Face         Unrealized
      Contracts         Issue            Date           Value       Depreciation
      --------------------------------------------------------------------------
        1,500        10-Year U.S.
                    Treasury Notes     June 2005      $164,767         $(2,366)
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


                  SEMI-ANNUAL REPORTS        APRIL 30, 2005                   17

Schedule of Investments
                        MuniYield Quality Fund, Inc.              (in Thousands)

                             Face
State                      Amount   Municipal Bonds                                                                         Value
===================================================================================================================================
Alaska--0.5%              $ 2,100   Alaska State International Airports Revenue Bonds, Series B, 5.75%
                                    due 10/01/2019 (a)                                                                    $   2,371
===================================================================================================================================
Arizona--0.6%               2,345   Maricopa County, Arizona, Public Finance Corporation, Lease Revenue Bonds, RIB,
                                    Series 511X, 7.74% due 7/01/2014 (a)(i)                                                   2,873
===================================================================================================================================
California--20.8%           1,250   Alameda Corridor Transportation Authority, California, Capital Appreciation Revenue
                                    Refunding Bonds, Subordinate Lien, Series A, 4.738%** due 10/01/2023 (a)                    921
                            4,150   Alameda Corridor Transportation Authority, California, Revenue Refunding Bonds,
                                    Subordinated Lien, Series A, 5.525%** due 10/01/2025 (a)                                  3,040
                                    California State Department of Water Resources, Power Supply Revenue Bonds,
                                    Series A:
                            1,400         5.375% due 5/01/2021                                                                1,525
                            1,000         5.375% due 5/01/2022 (g)                                                            1,108
                                    California State, GO, Refunding:
                            5,700         5.25% due 9/01/2026                                                                 6,095
                            6,000         5.25% due 2/01/2030 (b)                                                             6,434
                            7,700         5.25% due 2/01/2030 (g)                                                             8,256
                            2,850   California State, GO, Refunding, ROLS, Series II-R-272, 7.356% due 2/01/2033 (i)(j)3,180
                                    California State, Various Purpose, GO:
                            3,300         5.50% due 4/01/2028                                                                 3,609
                            2,500         5.25% due 11/01/2029                                                                2,660
                            3,200         5.50% due 11/01/2033                                                                3,474
                                    Golden State Tobacco Securitization Corporation of California, Tobacco Settlement
                                    Revenue Bonds:
                            5,000         RIB, Series RR II R 285X, 7.883% due 6/01/2043 (b)(i)                               5,833
                            7,080         RIB, Series RR II R 287X, 8.136% due 6/01/2038 (i)(k)                               8,370
                            4,050         Series B, 5.60% due 6/01/2028                                                       4,319
                            3,000         Series B, 5.50% due 6/01/2033 (b)                                                   3,256
                            1,870         Series B, 5.625% due 6/01/2033 (b)                                                  2,052
                            1,600         Series B, 5.50% due 6/01/2043 (b)                                                   1,733
                            7,300   Los Angeles, California, Unified School District, GO, Series A, 5% due 1/01/2028
                                    (g)                                                                                       7,669
                            2,000   Mount Diablo, California, Unified School District, GO (Election of 2002), 5%
                                    due 7/01/2027 (d)                                                                         2,101
                            2,000   Poway, California, Redevelopment Agency, Tax Allocation Refunding Bonds (Paguay
                                    Redevelopment Project), 5.125% due 6/15/2033 (a)                                          2,094
                           16,895   San Francisco, California, City and County, COP (San Bruno Jail No. 3),
                                    5.25% due 10/01/2033 (a)                                                                 17,931
                            1,950   Tamalpais, California, Union High School District, GO (Election of 2001), 5%
                                    due 8/01/2028 (f)                                                                         2,047
===================================================================================================================================
Colorado--6.7%                      Colorado Health Facilities Authority Revenue Bonds, Series A:
                            1,650         (Catholic Health Initiatives), 5.50% due 3/01/2032 (c)                              1,839
                            1,600         (Covenant Retirement Communities Inc.), 5.50% due 12/01/2027 (j)                    1,716
                            1,000         (Covenant Retirement Communities Inc.), 5.50% due 12/01/2033 (j)                    1,068
                                    Colorado Housing and Finance Authority, Revenue Refunding Bonds, AMT:
                            1,530         (S/F Program), Series B-2, 6.80% due 2/01/2031 (g)                                  1,582
                              695         (S/F Program),Series C-2, 8.40% due 10/01/2021 (e)(g)                                 725
                              945         Series C-2, 7.05% due 4/01/2031 (e)(g)                                                976
                            1,400         Series C-2, 7.25% due 10/01/2031 (a)                                                1,447
                              465         Series E-2, 7% due 2/01/2030 (g)                                                      485
                            6,405   Denver, Colorado, City and County, COP, Series B, 5.75% due 12/01/2010 (a)(h)             7,288
                            9,000   E-470 Public Highway Authority, Colorado, Capital Appreciation Revenue Refunding
                                    Bonds, Series B, 5.485%** due 9/01/2029 (g)                                               2,429
                           14,800   Northwest Parkway, Colorado, Public Highway Authority, Capital Appreciation Revenue
                                    Bonds, Senior Convertible, Series C, 5.345%** due 6/15/2025 (f)                          11,991


18                SEMI-ANNUAL REPORTS        APRIL 30, 2005

                        MuniYield Quality Fund, Inc.              (in Thousands)

                             Face
State                      Amount   Municipal Bonds                                                                         Value
===================================================================================================================================
District of               $ 2,500   District of Columbia Revenue Refunding Bonds (Catholic University of America
Columbia--0.6%                      Project), 5.625% due 10/01/2029 (a)                                                   $   2,725
===================================================================================================================================
Florida--0.5%               2,240   Beacon Tradeport Community Development District, Florida, Special Assessment Revenue
                                    Refunding Bonds (Commercial Project), Series A, 5.625% due 5/01/2032 (j)                  2,436
===================================================================================================================================
Georgia--2.1%               1,800   Atlanta, Georgia, Water and Wastewater Revenue Bonds, VRDN, Series C,
                                    3% due 11/01/2041 (f)(m)                                                                  1,800
                            2,800   Augusta, Georgia, Water and Sewer Revenue Bonds, 5.25% due 10/01/2039 (f)                 3,000
                            4,785   Monroe County, Georgia, Development Authority, PCR, Refunding (Oglethorpe Power
                                    Corporation--Scherer), Series A, 6.80% due 1/01/2011                                      5,559
===================================================================================================================================
Hawaii--0.5%                2,000   Hawaii State, GO, Series CX, 5.50% due 2/01/2021 (f)                                      2,196
===================================================================================================================================
Illinois--26.0%                     Chicago, Illinois, Board of Education, GO (a):
                            1,750         (Chicago School Reform Project), Series A, 5.25% due 12/01/2030                     1,855
                            5,000         RIB, Series 467, 8.24% due 12/01/2027 (i)                                           5,813
                                    Chicago, Illinois, Capital Appreciation, GO, Project and Refunding, Series A (g):
                            1,000         5.35%** due 1/01/2027                                                                 812
                            1,000         5.363%** due 1/01/2028                                                                810
                            1,000         5.376%** due 1/01/2029                                                                808
                            1,000         5.387%** due 1/01/2030                                                                807
                                    Chicago, Illinois, GO (Lakefront Millennium Parking Facilities) (g):
                            5,000         5.125% due 1/01/2028                                                                5,183
                            2,500         5.372%** due 1/01/2029                                                              2,561
                                    Chicago, Illinois, O'Hare International Airport Revenue Bonds, 3rd Lien, AMT, Series B-2:
                            3,400         5.75% due 1/01/2023 (f)                                                             3,769
                            4,000         5.75% due 1/01/2024 (f)                                                             4,437
                            3,300         6% due 1/01/2029 (b)                                                                3,705
                                    Chicago, Illinois, O'Hare International Airport Revenue Refunding Bonds, AMT:
                            2,665         3rd Lien, Series A-2, 5.75% due 1/01/2021 (f)                                       2,958
                            6,835         DRIVERS, Series 250, 8.159% due 1/01/2021 (g)(i)                                    8,114
                            2,500         DRIVERS, Series 844Z, 7.382% due 7/01/2010 (g)(i)                                   2,821
                            6,250         RIB, Series 994X, 7.43% due 1/01/2032 (g)(i)                                        6,822
                            6,200   Cook County, Illinois, Capital Improvement, GO, Series C, 5.50% due 11/15/2026 (a)        6,843
                            2,130   Illinois Development Finance Authority Revenue Bonds (Presbyterian Home Lake
                                    Project), Series B, 6.25% due 9/01/2017 (f)                                               2,253
                            3,800   Illinois Health Facilities Authority, Revenue Refunding Bonds (University of Chicago
                                    Hospitals), VRDN, 2.98% due 8/01/2026 (g)(m)                                              3,800
                                    Illinois Sports Facilities Authority, State Tax Supported Revenue Bonds (a):
                           31,350         5.224%** due 6/15/2030                                                             25,702
                            5,500         5% due 6/15/2032                                                                    5,714
                           10,000   Illinois State, GO, First Series, 5.50% due 8/01/2018 (f)                                10,930
                            3,750   Illinois Student Assistance Commission, Student Loan Revenue Refunding Bonds, AMT,
                                    Sub-Series CC, 6.875% due 3/01/2015                                                       3,757
                                    Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax Revenue
                                    Refunding Bonds (McCormick Place Expansion Project):
                            7,000         5.50% due 12/15/2024 (d)                                                            7,650
                            3,500         Series B, 5.75% due 6/15/2023 (g)                                                   3,947
===================================================================================================================================
Indiana--1.5%               4,500   Indiana Transportation Finance Authority, Highway Revenue Bonds, Series A,
                                    5.25% due 6/01/2029 (d)                                                                   4,847
                            2,000   Indianapolis, Indiana, Local Public Improvement Bond Bank Revenue Bonds (Waterworks
                                    Project), Series A, 5.25% due 7/01/2033 (g)                                               2,138
===================================================================================================================================
Louisiana--5.1%             8,500   Louisiana Local Government, Environmental Facilities, Community Development
                                    Authority Revenue Bonds (Capital Projects and Equipment Acquisition), Series A,
                                    6.30% due 7/01/2030 (a)                                                                   9,331
                                    New Orleans, Louisiana, Ernest N. Morial Exhibit Hall Authority, Special Tax, Sub-Series A
                                    (a):
                            6,800         5.25% due 7/15/2028                                                                 7,245
                            5,000         5% due 7/15/2033                                                                    5,182
                            1,900   Terrebonne Parish, Louisiana, Hospital Service District Number 1, Hospital Revenue
                                    Bonds (Terrebonne General Medical Center Project), 5.50% due 4/01/2033 (a)                2,065


                  SEMI-ANNUAL REPORTS        APRIL 30, 2005                   19

                        MuniYield Quality Fund, Inc.              (in Thousands)

                             Face
State                      Amount   Municipal Bonds                                                                         Value
===================================================================================================================================
Massachusetts--5.5%                 Massachusetts Bay, Massachusetts, Transportation Authority, General Transportation
                                    System Revenue Refunding Bonds, Series A (g):
                          $ 3,730         7% due 3/01/2011                                                                $   4,448
                            3,550         7% due 3/01/2014                                                                    4,382
                                    Massachusetts Bay Transportation Authority, Sales Tax Revenue Refunding Bonds,
                                    Senior Series A:
                            1,800         5% due 7/01/2032                                                                    1,872
                            2,000         5% due 7/01/2035                                                                    2,060
                            7,005   Massachusetts State HFA, Rental Housing Mortgage Revenue Bonds, AMT, Series C,
                                    5.60% due 1/01/2045 (f)                                                                   7,259
                            1,915   Massachusetts State Port Authority, Special Facilities Revenue Bonds, DRIVERS, AMT,
                                    Series 501, 7.654% due 7/01/2009 (a)(i)                                                   2,144
                            2,400   Massachusetts State Special Obligation Dedicated Tax Revenue Bonds,
                                    5.25% due 1/01/2028 (d)                                                                   2,589
                              800   Massachusetts State Water Resource Authority, General Revenue Refunding Bonds,
                                    Series B, 5.125% due 8/01/2027 (g)                                                          843
===================================================================================================================================
Michigan--4.9%                      Detroit, Michigan, City School District, GO, Series A (f):
                            4,000         5.50% due 5/01/2019                                                                 4,441
                            3,625         5.50% due 5/01/2020                                                                 3,992
                            3,040   Michigan Higher Education Student Loan Authority, Student Loan Revenue Refunding
                                    Bonds, AMT, Series XVII-G, 5.20% due 9/01/2020 (a)                                        3,194
                                    Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds (Detroit
                                    Edison Company Project), AMT (b):
                            1,700         Series A, 5.50% due 6/01/2030                                                       1,821
                            3,300         Series C, 5.65% due 9/01/2029                                                       3,525
                            5,800         Series C, 5.45% due 12/15/2032                                                      6,137
===================================================================================================================================
Nebraska--0.5%              2,300   Washington County, Nebraska, Wastewater Facilities Revenue Bonds (Cargill Inc.
                                    Project), AMT, 5.90% due 11/01/2027                                                       2,517
===================================================================================================================================
Nevada--5.6%                4,100   Carson City, Nevada, Hospital Revenue Bonds (Carson-Tahoe Hospital Project),
                                    Series A, 5.50% due 9/01/2033 (j)                                                         4,394
                                    Clark County, Nevada, Airport System Subordinate Lien Revenue Bonds (d):
                            2,000         Series A-2, 5% due 7/01/2030                                                        2,082
                            4,100         Series A-2, 5% due 7/01/2036                                                        4,256
                            3,000         Series B, 5.25% due 7/01/2034                                                       3,146
                                    Director of the State of Nevada, Department of Business and Industry Revenue Bonds
                                    (Las Vegas Monorail Company Project), First Tier (a):
                            1,000         5.625% due 1/01/2032                                                                1,098
                            4,400         5.375% due 1/01/2040                                                                4,661
                            5,710   Washoe County, Nevada, School District, GO, 5.875% due 12/01/2009 (f)(h)                  6,383
===================================================================================================================================
New Hampshire--3.5%        10,000   New Hampshire Health and Education Facilities Authority Revenue Bonds (Dartmouth--
                                    Hitchcock Obligation Group), 5.50% due 8/01/2027 (f)                                     11,035
                            5,000   New Hampshire State Business Finance Authority, PCR, Refunding (Public Service
                                    Company), AMT, Series D, 6% due 5/01/2021 (g)                                             5,449
===================================================================================================================================
New Jersey--2.8%                    New Jersey EDA, Cigarette Tax Revenue Bonds:
                              910         5.75% due 6/15/2029                                                                   975
                            1,385         5.50% due 6/15/2031                                                                 1,447
                            2,750   New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds, Series A, 5.25%
                                    due 7/01/2031 (g)                                                                         2,969
                                    New Jersey EDA Revenue Bonds, ROLS (i)(l):
                            3,575         Series II-R-309-1, 7.883% due 6/15/2024                                             4,183
                            3,000         Series II-R-309-2, 7.883% due 6/15/2031                                             3,529
===================================================================================================================================
New York--7.9%              3,500   Erie County, New York, IDA, School Facility Revenue Bonds (City of Buffalo Project),
                                    5.75% due 5/01/2024 (f)                                                                   4,005
                              100   New York City, New York, City Municipal Water Finance Authority, Water and Sewer
                                    System Revenue Refunding Bonds, VRDN, Series G, 2.97% due 6/15/2024 (d)(m)                  100


20                SEMI-ANNUAL REPORTS        APRIL 30, 2005

                        MuniYield Quality Fund, Inc.              (in Thousands)

                             Face
State                      Amount   Municipal Bonds                                                                         Value
===================================================================================================================================
New York                            New York City, New York, GO:
(concluded)               $ 6,920         RIB, Series 394, 8.464% due 8/01/2016 (g)(i)                                    $   8,683
                            2,410         Series B, 5.875% due 8/15/2006 (b)(h)                                               2,542
                            2,590         Series B, 5.875% due 8/15/2013 (b)                                                  2,724
                            1,255         Series F, 5.75% due 2/01/2019 (b)                                                   1,301
                            9,325   New York City, New York, GO, Refunding, Series G, 5.75% due 2/01/2006 (f)(h)              9,667
                            7,320   Tobacco Settlement Financing Corporation of New York Revenue Bonds, Series A-1,
                                    5.25% due 6/01/2022 (a)                                                                   7,884
===================================================================================================================================
Ohio--1.1%                  2,500   Columbus, Ohio, City School District, GO (School Facilities Construction and
                                    Improvements), 5.25% due 12/01/2027 (f)                                                   2,716
                            2,000   Jackson, Ohio, Hospital Facilities Revenue Bonds (Consolidated Health System--Jackson
                                    Hospital), 6.125% due 10/01/2009 (h)(j)                                                   2,265
===================================================================================================================================
Oklahoma--0.8%                      Tulsa, Oklahoma, Airports Improvement Trust, General Revenue Bonds (Tulsa
                                    International Airport), AMT (d):
                            1,250         Series A, 6% due 6/01/2020                                                          1,473
                            1,000         Series B, 6% due 6/01/2019                                                          1,099
                            1,000         Series B, 6.125% due 6/01/2026                                                      1,105
===================================================================================================================================
Oregon--2.0%                7,500   Portland, Oregon, Sewer System Revenue Bonds, RIB, Series 386,
                                    9.96% due 8/01/2020 (d)(i)                                                                9,143
===================================================================================================================================
Pennsylvania--7.9%          2,000   Allegheny County, Pennsylvania, Port Authority, Special Transportation Revenue Bonds,
                                    6% due 3/01/2009 (g)(h)                                                                   2,235
                              800   Allegheny County, Pennsylvania, Sanitation Authority, Sewer Revenue Bonds,
                                    5.50% due 12/01/2030 (g)                                                                    897
                                    Pennsylvania State Public School Building Authority, School Lease Revenue Bonds
                                    (The School District of Philadelphia Project) (f):
                            6,000         5.25% due 6/01/2025                                                                 6,541
                           11,750         5% due 6/01/2033                                                                   12,212
                            6,250   Philadelphia, Pennsylvania, Authority for Industrial Development, Lease Revenue
                                    Bonds, Series B, 5.50% due 10/01/2021 (f)                                                 6,889
                            7,170   Philadelphia, Pennsylvania, School District, GO, Series B, 5.625%
                                    due 8/01/2012 (d)(h)                                                                      8,196
===================================================================================================================================
Rhode Island--0.6%          2,500   Providence, Rhode Island, GO, Series A, 5.70% due 7/15/2007 (f)(h)                        2,673
===================================================================================================================================
South Carolina--2.9%       20,000   Piedmont Municipal Power Agency, South Carolina, Electric Revenue Refunding Bonds,
                                    Sub-Series A-2, 4.915%** due 1/01/2028 (a)                                                6,399
                            3,045   South Carolina State Public Service Authority, Revenue Refunding Bonds, DRIVERS,
                                    Series 277, 8.188% due 1/01/2022 (g)(i)                                                   3,277
                            3,800   Spartanburg County, South Carolina, Solid Waste Disposal Facilities Revenue Bonds
                                    (BMW Project), AMT, 7.55% due 11/01/2024                                                  3,956
===================================================================================================================================
Tennessee--6.2%            17,000   Chattanooga, Tennessee, IDB, Lease Rent Revenue Bonds (Southside Redevelopment
                                    Corporation), 5.875% due 10/01/2024 (a)                                                  18,907
                            5,000   Memphis--Shelby County, Tennessee, Airport Authority, Airport Revenue Bonds, AMT,
                                    Series D, 6.25% due 3/01/2018 (a)                                                         5,569
                                    Tennessee HDA, Homeownership Revenue Bonds, AMT, Series 2-C (a):
                            2,075         6.10% due 7/01/2013                                                                 2,143
                            2,390         6.20% due 7/01/2015                                                                 2,487
===================================================================================================================================


                  SEMI-ANNUAL REPORTS        APRIL 30, 2005                   21

                        MuniYield Quality Fund, Inc.              (in Thousands)

                             Face
State                      Amount   Municipal Bonds                                                                         Value
===================================================================================================================================
Texas--13.8%                        Austin, Texas, Convention Center Revenue Bonds (Convention Enterprises Inc.),
                                    Trust Certificates, Second Tier, Series B:
                          $ 4,000         6% due 1/01/2023                                                                $   4,307
                            1,400         5.75% due 1/01/2032                                                                 1,447
                            1,000   Bell County, Texas, Health Facilities Development Revenue Bonds (Lutheran General
                                    Health Care System), 6.50% due 7/01/2019 (c)                                              1,229
                                    Dallas-Fort Worth, Texas, International Airport Revenue Refunding and Improvement
                                    Bonds, AMT, Series A (d):
                            1,835         5.875% due 11/01/2017                                                               2,036
                            2,145         5.875% due 11/01/2018                                                               2,380
                            2,385         5.875% due 11/01/2019                                                               2,646
                            5,235   Denton, Texas, Utility System Revenue Bonds, RIB, Series 369, 8.69%
                                    due 12/01/2017 (f)(i)                                                                     6,606
                                    Gregg County, Texas, Health Facilities Development Corporation, Hospital Revenue
                                    Bonds (Good Shepherd Medical Center Project) (j):
                            6,000         6.875% due 10/01/2020                                                               6,913
                            2,600         6.375% due 10/01/2025                                                               2,933
                            4,000   Harris County, Houston, Texas, Sports Authority, Revenue Refunding Bonds, Senior
                                    Lien, Series G, 5.75% due 11/15/2020 (g)                                                  4,416
                            2,700   Houston, Texas, Airport System Revenue Refunding Bonds, Sub-Lien, Series B,
                                    5.50% due 7/01/2030 (f)                                                                   2,910
                           10,000   Houston, Texas, Hotel Occupancy Tax and Special Revenue Refunding Bonds (Convention
                                    Center), Series B, 5.14%** due 9/01/2027 (a)                                              3,282
                            9,250   Leander, Texas, Independent School District, Capital Appreciation, GO, Refunding
                                    (School Building), 5.46%** due 8/15/2028 (d)                                              2,661
                            7,150   North Harris County, Texas, Regional Water Authority, Senior Lien Revenue Bonds,
                                    5.125% due 12/15/2035 (g)                                                                 7,526
                            7,200   Texas State Turnpike Authority, Central Texas Turnpike System Revenue Bonds,
                                    First Tier, Series A, 5.75% due 8/15/2038 (a)                                             8,058
                            4,600   Travis County, Texas, Health Facilities Development Corporation Revenue Refunding
                                    Bonds (Ascension Health Credit), Series A, 6.25% due 11/15/2009 (g)(h)                    5,231
===================================================================================================================================
Utah--3.8%                 15,000   Salt Lake City, Utah, Hospital Revenue Refunding Bonds (IHC Hospitals Inc.),
                                    6.30% due 2/15/2015 (g)                                                                  17,751
===================================================================================================================================
Virginia--2.1%              6,000   Fairfax County, Virginia, EDA, Resource Recovery Revenue Refunding Bonds, AMT,
                                    Series A, 6.05% due 2/01/2009 (a)                                                         6,573
                            3,100   Halifax County, Virginia, IDA, Exempt Facility Revenue Refunding Bonds (Old Dominion
                                    Electric Cooperative Project), AMT, 5.625% due 6/01/2028 (a)                              3,400
===================================================================================================================================
Washington--5.7%           10,000   Energy Northwest, Washington, Electric Revenue Bonds, DRIVERS, Series 242,
                                    8.19% due 7/01/2017 (g)(i)                                                               12,507
                            2,835   King County, Washington, Sewer Revenue Refunding Bonds, Series B, 5.50%
                                    due 1/01/2027 (f)                                                                         3,090
                            2,400   Port of Tacoma, Washington, Revenue Refunding Bonds, Series A, 5.25%
                                    due 12/01/2034 (a)                                                                        2,570
                            7,500   Washington State, GO, Series A and AT-6, 6.25% due 2/01/2011 (f)                          8,367
===================================================================================================================================
Wisconsin--0.2%             1,000   Milwaukee County, Wisconsin, Airport Revenue Bonds, AMT, Series A, 5.75%
                                    due 12/01/2025 (d)                                                                        1,087


22                SEMI-ANNUAL REPORTS        APRIL 30, 2005

Schedule of Investments (concluded)
                        MuniYield Quality Fund, Inc.              (in Thousands)

                             Face
                           Amount   Municipal Bonds                                                                         Value
===================================================================================================================================
Puerto Rico--0.3%         $ 1,475   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series II, 5.25%
                                    due 7/01/2031                                                                         $   1,567
===================================================================================================================================
Total Investments (Cost--$624,919*)--143.0%                                                                                 670,304

Liabilities in Excess of Other Assets--(0.3%)                                                                                (1,310)

Preferred Stock, at Redemption Value--(42.7%)                                                                              (200,024)
                                                                                                                          ---------
Net Assets Applicable to Common Stock--100.0%                                                                             $ 468,970
                                                                                                                          =========

* The cost and unrealized appreciation (depreciation) of investments as of April 30, 2005, as computed for federal income tax purposes, were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost .............................................     $624,864
                                                                       ========
      Gross unrealized appreciation ..............................     $ 46,021
      Gross unrealized depreciation ..............................         (581)
                                                                       --------
      Net unrealized appreciation ................................     $ 45,440
                                                                       ========

** Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

(a)   AMBAC Insured.
(b)   XL Capital Insured.
(c)   Escrowed to maturity.
(d)   FGIC Insured.
(e)   FHA Insured.
(f)   FSA Insured.
(g)   MBIA Insured.
(h)   Prerefunded.
(i) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(j)   Radian Insured.
(k)   CIFG Insured.
(l)   Assured Guaranty Insured.
(m) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

      Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                        Net             Dividend
      Affiliate                                       Activity           Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund     (4,970)             $26
      --------------------------------------------------------------------------

      Forward interest rate swaps outstanding as of April 30, 2005 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                                    Unrealized
                                                     Notional      Appreciation
                                                      Amount      (Depreciation)
      --------------------------------------------------------------------------
      Receive a variable rate equal to 7-Day
      Bond Market Association Municipal
      Swap Index Rate and pay a fixed
      rate of 3.558%

      Broker, JPMorgan Chase Bank
      Expires May 2015                               $48,000              $  94

      Receive a variable rate equal to 7-Day
      Bond Market Association Municipal
      Swap Index Rate and pay a fixed
      rate of 3.88%

      Broker, JPMorgan Chase Bank
      Expires July 2015                              $22,000               (412)

      Receive a variable rate equal to 7-Day
      Bond Market Association Municipal
      Swap Index Rate and pay a fixed
      rate of 4.187%

      Broker, Morgan Stanley Capital
      Services, Inc.
      Expires June 2025                              $14,000               (469)
      --------------------------------------------------------------------------
      Total                                                               $(787)
                                                                          =====

      See Notes to Financial Statements.


                  SEMI-ANNUAL REPORTS        APRIL 30, 2005                   23

Schedule of Investments
                        MuniYield Quality Fund II, Inc.           (in Thousands)

                             Face
State                      Amount   Municipal Bonds                                                                         Value
===================================================================================================================================
Alaska--0.5%              $ 1,400   Alaska State International Airports Revenue Bonds, Series B, 5.75%
                                    due 10/01/2019 (a)                                                                    $   1,581
===================================================================================================================================
Arizona--1.0%               2,700   Northern Arizona University System Revenue Bonds, 5.50% due 6/01/2034 (c)                 2,982
===================================================================================================================================
California--23.6%           8,150   Alameda Corridor Transportation Authority, California, Revenue Refunding Bonds,
                                    Subordinated Lien, Series A, 5.319%** due 10/01/2025 (a)                                  5,971
                            2,500   California Health Facilities Financing Authority Revenue Bonds (Kaiser Permanente),
                                    RIB, Series 26, 7.69% due 6/01/2022 (f)(l)                                                2,860
                            2,490   California State Department of Water Resources, Power Supply Revenue Bonds,
                                    Series A, 5.375% due 5/01/2022 (i)                                                        2,759
                                    California State, GO, Refunding:
                            2,800         5.25% due 9/01/2026                                                                 2,994
                            5,300         5.25% due 2/01/2030 (i)                                                             5,683
                            1,780         5.25% due 2/01/2030 (h)                                                             1,909
                            1,950         ROLS, Series II-R-272, 7.356% due 2/01/2033 (k)(l)                                  2,176
                                    California State, Various Purpose, GO:
                            2,750         5.25% due 11/01/2029                                                                2,926
                            6,500         5.50% due 11/01/2033                                                                7,055
                            2,770   Fairfield-Suisun, California, Unified School District, GO (Election of 2002),
                                    5.50% due 8/01/2028 (i)                                                                   3,070
                                    Golden State Tobacco Securitization Corporation of California, Tobacco Settlement
                                    Revenue Bonds, Series B:
                            2,750         5.60% due 6/01/2028                                                                 2,932
                            2,050         5.50% due 6/01/2033 (h)                                                             2,225
                            1,300         5.625% due 6/01/2033 (h)                                                            1,427
                            7,075         5.625% due 6/01/2038 (b)                                                            7,720
                            2,300         5.50% due 6/01/2043 (h)                                                             2,492
                            2,815   John Swett Unified School District, California, GO, Series A, 5.50%
                                    due 8/01/2026 (f)                                                                         3,090
                            4,900   Los Angeles, California, Unified School District, GO, Series A, 5%
                                    due 1/01/2028 (i)                                                                         5,148
                            2,900   Palm Springs, California, Financing Authority, Lease Revenue Refunding Bonds
                                    (Convention Center Project), Series A, 5.50% due 11/01/2029 (i)                           3,239
                            1,250   Poway, California, Redevelopment Agency, Tax Allocation Refunding Bonds (Paguay
                                    Redevelopment Project), 5.125% due 6/15/2033 (a)                                          1,309
                            3,650   Sacramento County, California, Sanitation District Financing Authority, Revenue
                                    Refunding Bonds, Trust Receipts, Class R, Series A, 8.664% due 12/01/2019 (l)             3,858
                            1,325   Tamalpais, California, Union High School District, GO (Election of 2001), 5%
                                    due 8/01/2028 (f)                                                                         1,391
===================================================================================================================================
Colorado--11.2%            11,020   Colorado Department of Transportation Revenue Bonds, DRIVERS, Series 249,
                                    8.69% due 6/15/2014 (a)(l)                                                               14,087
                                    Colorado Health Facilities Authority Revenue Bonds, Series A:
                            1,150         (Catholic Health Initiatives), 5.50% due 3/01/2032 (o)                              1,282
                            1,200         (Covenant Retirement Communities Inc.), 5.50% due 12/01/2027 (k)                    1,287
                              675         (Covenant Retirement Communities Inc.), 5.50% due 12/01/2033 (k)                      721
                                    Colorado Housing and Finance Authority Revenue Refunding Bonds, AMT (i):
                            1,775         (S/F Program), Series B-2, 6.80% due 2/01/2031                                      1,836
                               20         (S/F Program), Series C-1, 7.65% due 12/01/2025 (d)                                    20
                              710         Series E-2, 7% due 2/01/2030                                                          741
                            7,500   E-470 Public Highway Authority, Colorado, Capital Appreciation Revenue Refunding
                                    Bonds, Series B, 5.607%** due 9/01/2032 (i)                                               1,696
                           13,250   Northwest Parkway, Colorado, Public Highway Authority, Capital Appreciation Revenue
                                    Bonds, Senior Convertible, Series C, 5.33%** due 6/15/2025 (f)                           10,735
                            1,735   Northwest Parkway, Colorado, Public Highway Authority Revenue Bonds, Series A,
                                    5.50% due 6/15/2021 (a)                                                                   1,920


24                SEMI-ANNUAL REPORTS        APRIL 30, 2005

                        MuniYield Quality Fund II, Inc.           (in Thousands)

                             Face
State                      Amount   Municipal Bonds                                                                         Value
===================================================================================================================================
Connecticut--3.8%         $ 1,100   Connecticut State Regional Learning Educational Service Center Revenue Bonds
                                    (Office/Education Center Facility), 7.75% due 2/01/2006 (j)                           $   1,160
                            9,325   Connecticut State Resource Recovery Authority, Revenue Refunding Bonds, DRIVERS,
                                    Series 187, 7.72% due 11/15/2011 (i)(l)                                                  10,393
===================================================================================================================================
Georgia--4.2%               5,000   Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series B, 5.25%
                                    due 1/01/2033 (f)                                                                         5,349
                            5,000   Atlanta, Georgia, Airport Revenue Refunding Bonds, Series A, 5.875%
                                    due 1/01/2017 (c)                                                                         5,580
                            1,900   Augusta, Georgia, Water and Sewer Revenue Bonds, 5.25% due 10/01/2039 (f)                 2,035
===================================================================================================================================
Illinois--21.2%             3,250   Chicago, Illinois, Board of Education, GO (Chicago School Reform Project), Series A,
                                    5.25% due 12/01/2030 (a)                                                                  3,444
                            3,500   Chicago, Illinois, Gas Supply Revenue Refunding Bonds (People's Gas, Light & Coke),
                                    Series A, 6.10% due 6/01/2025 (a)                                                         3,581
                                    Chicago, Illinois, O'Hare International Airport Revenue Bonds, 3rd Lien, AMT,
                                    Series B-2:
                            5,200         5.75% due 1/01/2023 (f)                                                             5,764
                            2,200         6% due 1/01/2029 (h)                                                                2,470
                            4,750   Chicago, Illinois, O'Hare International Airport, Revenue Refunding Bonds, DRIVERS,
                                    VRDN, AMT, Series 844Z, 7.382% due 7/01/2010 (i)(l)                                       5,360
                            2,830   Chicago, Illinois, Park District, GO, Refunding, Series C, 5.50% due 1/01/2021 (c)        3,109
                            3,000   Cook County, Illinois, Capital Improvement, GO, Series C, 5.50% due 11/15/2026 (a)        3,311
                              900   Illinois Health Facilities Authority, Revenue Refunding Bonds (University of Chicago
                                    Hospitals), VRDN, 2.98% due 8/01/2026 (i)(n)                                                900
                           10,000   Illinois Regional Transportation Authority Revenue Bonds, 6.50% due 7/01/2026 (i)        13,070
                           23,850   Illinois Sports Facilities Authority, State Tax Supported Revenue Bonds,
                                    5.274%** due 6/15/2030 (a)                                                               19,553
                            3,625   Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax, Revenue
                                    Refunding Bonds, DRIVERS, Series 269, 8.064% due 6/15/2023 (i)(l)                         4,551
===================================================================================================================================
Indiana--2.9%                       Indiana Transportation Finance Authority, Highway Revenue Bonds, Series A (c):
                            3,750         5.25% due 6/01/2028                                                                 4,045
                            3,000         5.25% due 6/01/2029                                                                 3,232
                            1,500   Indianapolis, Indiana, Local Public Improvement Bond Bank Revenue Bonds (Waterworks
                                    Project), Series A, 5.25% due 7/01/2033 (i)                                               1,604
===================================================================================================================================
Kansas--1.7%                1,370   Sedgwick and Shawnee Counties, Kansas, S/F Mortgage-Backed Revenue Bonds, AMT,
                                    Series A-2, 7.60% due 12/01/2031 (g)(i)                                                   1,451
                            2,295   Sedgwick and Shawnee Counties, Kansas, S/F Mortgage-Backed Revenue Refunding Bonds,
                                    AMT, Series A-2, 6.45% due 12/01/2033 (e)(i)                                              2,420
                            1,240   Sedgwick and Shawnee Counties, Kansas, S/F Revenue Bonds (Mortgage-Backed Securities
                                    Program), AMT, Series A-1, 6.875% due 12/01/2026 (g)(i)                                   1,283
===================================================================================================================================
Louisiana--4.3%             2,555   Jefferson Parish, Louisiana, Home Mortgage Authority, S/F Mortgage Revenue Bonds,
                                    AMT, Series B-1, 6.65% due 12/01/2033 (e)(i)                                              2,628
                            3,900   Louisiana Local Government, Environmental Facilities, Community Development
                                    Authority Revenue Bonds (Capital Projects and Equipment Acquisition), Series A,
                                    6.30% due 7/01/2030 (a)                                                                   4,281
                            4,650   New Orleans, Louisiana, Ernest N. Morial Exhibit Hall Authority, Special Tax,
                                    Sub-Series A, 5.25% due 7/15/2028 (a)                                                     4,955
                            1,300   Terrebonne Parish, Louisiana, Hospital Service District Number 1, Hospital Revenue
                                    Bonds (Terrebonne General Medical Center Project), 5.50% due 4/01/2033 (a)                1,413
===================================================================================================================================
Massachusetts--2.7%                 Massachusetts Bay Transportation Authority, Sales Tax Revenue Refunding Bonds,
                                    Senior Series A:
                            1,265         5% due 7/01/2032                                                                    1,316
                            1,375         5% due 7/01/2035                                                                    1,417
                            2,785   Massachusetts State Port Authority, Special Facilities Revenue Bonds, DRIVERS, VRDN,
                                    AMT, Series 501, 7.654% due 7/01/2009 (a)(l)                                              3,117
                            1,800   Massachusetts State Special Obligation Dedicated Tax Revenue Bonds,
                                    5.25% due 1/01/2028 (c)                                                                   1,942
                              550   Massachusetts State Water Resource Authority, General Revenue Refunding Bonds,
                                    Series B, 5.125% due 8/01/2027 (i)                                                          580


                  SEMI-ANNUAL REPORTS        APRIL 30, 2005                   25

                        MuniYield Quality Fund II, Inc.           (in Thousands)

                             Face
State                      Amount   Municipal Bonds                                                                         Value
===================================================================================================================================
Michigan--6.0%            $ 8,900   Detroit, Michigan, Water Supply System Revenue Bonds, Series B, 5.25%
                                    due 7/01/2032 (i)                                                                     $   9,493
                            1,300   Michigan Higher Education Student Loan Authority, Student Loan Revenue Refunding
                                    Bonds, AMT, Series XVII-G, 5.20% due 9/01/2020 (a)                                        1,366
                            2,685   Michigan State, HDA, Revenue Refunding Bonds, Series C, 5.90% due 12/01/2015 (d)(f)       2,803
                                    Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds (Detroit
                                    Edison Company Project), AMT (h):
                            1,000         Series A, 5.50% due 6/01/2030                                                       1,071
                            3,900         Series C, 5.45% due 12/15/2032                                                      4,127
===================================================================================================================================
Missouri--2.0%                      Saint Louis County, Missouri, Pattonville R-3 School District, GO (Missouri Direct
                                    Deposit Program) (c)(j):
                            4,000         5.75% due 3/01/2010                                                                 4,512
                            1,500         6% due 3/01/2010                                                                    1,709
===================================================================================================================================
Nevada--3.5%                2,800   Carson City, Nevada, Hospital Revenue Bonds (Carson--Tahoe Hospital Project), Series
                                    A, 5.50% due 9/01/2033 (k)                                                                3,001
                                    Clark County, Nevada, Airport System Subordinate Lien Revenue Bonds,
                                    Series A-2 (c):
                            1,500         5% due 7/01/2030                                                                    1,561
                            2,700         5% due 7/01/2036                                                                    2,802
                            3,300   Director of the State of Nevada, Department of Business and Industry Revenue Bonds
                                    (Las Vegas Monorail Company Project), First Tier, 5.375% due 1/01/2040 (a)                3,496
===================================================================================================================================
New Jersey--5.8%            3,000   Garden State Preservation Trust of New Jersey, Open Space and Farmland Preservation
                                    Revenue Bonds, Series A, 5.80% due 11/01/2021 (f)                                         3,407
                                    New Jersey EDA, Cigarette Tax Revenue Bonds:
                            1,070         5.75% due 6/15/2029                                                                 1,147
                              500         5.50% due 6/15/2031                                                                   522
                                    New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds, Series A (i):
                            2,400         5% due 7/01/2029                                                                    2,524
                            4,800         5.25% due 7/01/2033                                                                 5,176
                                    New Jersey EDA Revenue Bonds, ROLS (l)(m):
                            2,300         Series II-R-309-1, 7.883% due 6/15/2024                                             2,691
                            2,000         Series II-R-309-2, 7.883% due 6/15/2031                                             2,353
===================================================================================================================================
New Mexico--2.4%            6,295   New Mexico State Highway Commission, Tax Revenue Bonds, Senior Sub-Lien, Series A,
                                    6% due 6/15/2010 (f)(j)                                                                   7,144
===================================================================================================================================
New York--10.6%             2,500   Erie County, New York, IDA, School Facility Revenue Bonds (City of Buffalo Project),
                                    5.75% due 5/01/2026 (f)                                                                   2,842
                            9,280   Nassau Health Care Corporation, New York, Health System Revenue Bonds,
                                    5.75% due 8/01/2009 (f)(j)                                                               10,459
                            2,500   New York City, New York, City Transitional Finance Authority Revenue Refunding Bonds,
                                    Future Tax Secured, Series C, 5.50% due 11/01/2024                                        2,739
                            2,720   New York City, New York, GO, Series D, 5.875% due 6/01/2021 (i)                           3,070
                            5,000   New York State Dormitory Authority, Revenue Refunding Bonds (State University
                                    Educational Facilities), 5.75% due 5/15/2010 (c)(j)                                       5,671
                            7,115   Tobacco Settlement Financing Corporation of New York Revenue Bonds, Series A-1,
                                    5.25% due 6/01/2022 (a)                                                                   7,663
===================================================================================================================================
Ohio--2.4%                          Plain, Ohio, Local School District, GO, Refunding (c):
                            5,120         6% due 6/01/2011 (j)                                                                5,887
                            1,170         6% due 12/01/2020                                                                   1,320
===================================================================================================================================
Pennsylvania--6.5%            600   Allegheny County, Pennsylvania, Sanitation Authority, Sewer Revenue Bonds,
                                    5.50% due 12/01/2030 (i)                                                                    672
                            3,335   Delaware River Port Authority of Pennsylvania and New Jersey Revenue Bonds, RIB,
                                    Series 396, 8.713% due 1/01/2019 (f)(l)                                                   4,098
                            5,500   Pennsylvania State Public School Building Authority, School Lease Revenue Bonds (The
                                    School District of Philadelphia Project), 5% due 6/01/2033 (f)                            5,716
                            3,230   Philadelphia, Pennsylvania, Authority for Industrial Development, Lease Revenue
                                    Bonds, Series B, 5.50% due 10/01/2020 (f)                                                 3,560
                            4,500   Philadelphia, Pennsylvania, School District, GO, Series B, 5.625%
                                    due 8/01/2012 (c)(j)                                                                      5,144
                              300   Philadelphia, Pennsylvania, Water and Wastewater Revenue Refunding Bonds, VRDN,
                                    2.99% due 6/15/2023 (f)(n)                                                                  300


26                SEMI-ANNUAL REPORTS        APRIL 30, 2005

                        MuniYield Quality Fund II, Inc.           (in Thousands)

                             Face
State                      Amount   Municipal Bonds                                                                         Value
===================================================================================================================================
Rhode Island--1.4%        $ 4,010   Rhode Island State Health and Educational Building Corporation, Higher Education
                                    Facilities Revenue Bonds (University of Rhode Island), Series A, 5.70%
                                    due 9/15/2024 (i)                                                                     $   4,411
===================================================================================================================================
South Carolina--1.6%        2,250   South Carolina State Public Service Authority, Revenue Refunding Bonds, DRIVERS,
                                    Series 277, 8.188% due 1/01/2022 (i)(l)                                                   2,422
                            2,500   Spartanburg County, South Carolina, Solid Waste Disposal Facilities Revenue Bonds
                                    (BMW Project), AMT, 7.55% due 11/01/2024                                                  2,603
===================================================================================================================================
Tennessee--2.7%             7,365   Chattanooga, Tennessee, IDB, Lease Rent Revenue Bonds (Southside Redevelopment
                                    Corporation), 5.875% due 10/01/2024 (a)                                                   8,191
===================================================================================================================================
Texas--15.3%                4,000   Austin, Texas, Convention Center Revenue Bonds (Convention Enterprises Inc.), Trust
                                    Certificates, Second Tier, Series B, 5.75% due 1/01/2032                                  4,133
                            2,400   Bell County, Texas, Health Facilities Development Corporation, Hospital Revenue
                                    Bonds (Scott & White Memorial Hospital), VRDN, Series 2001-1, 2.98%
                                    due 8/15/2031 (i)(n)                                                                      2,400
                            2,730   Corpus Christi, Texas, Utility System Revenue Refunding Bonds, Series A,
                                    6% due 7/15/2010 (f)(j)                                                                   3,088
                            3,250   Dallas-Fort Worth, Texas, International Airport Revenue Bonds, DRIVERS, AMT,
                                    Series 202, 8.67% due 11/01/2028 (c)(l)                                                   3,855
                                    Dickinson, Texas, Independent School District, GO, Refunding (i):
                            1,180         6% due 2/15/2017                                                                    1,316
                            1,250         6% due 2/15/2018                                                                    1,393
                            4,000   Gregg County, Texas, Health Facilities Development Corporation, Hospital Revenue
                                    Bonds (Good Shepherd Medical Center Project), 6.875% due 10/01/2020 (k)                   4,609
                            1,900   Houston, Texas, Airport System Revenue Refunding Bonds, Sub-Lien, Series B,
                                    5.50% due 7/01/2030 (f)                                                                   2,047
                            6,655   Houston, Texas, Hotel Occupancy Tax and Special Revenue Refunding Bonds (Convention
                                    Center), Series B, 5.14%** due 9/01/2027 (a)                                              2,184
                            9,345   Leander, Texas, Independent School District, Capital Appreciation, GO, Refunding
                                    (School Building), 5.51%** due 8/15/2030 (c)                                              2,387
                            3,500   Lower Colorado River Authority, Texas, PCR (Samsung Austin Semiconductor), AMT,
                                    6.375% due 4/01/2027                                                                      3,753
                            4,925   North Harris County, Texas, Regional Water Authority, Senior Lien Revenue Bonds,
                                    5.125% due 12/15/2035 (i)                                                                 5,184
                                    Texas State Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First
                                    Tier, Series A (a):
                            4,800         5.75% due 8/15/2038                                                                 5,372
                            3,600         5.50% due 8/15/2039                                                                 3,960
                            1,000   University of Houston, Texas, University Revenue Bonds, 5.50% due 2/15/2030 (i)           1,075
===================================================================================================================================
Virginia--3.5%              2,100   Halifax County, Virginia, IDA, Exempt Facility Revenue Refunding Bonds (Old Dominion
                                    Electric Cooperative Project), AMT, 5.625% due 6/01/2028 (a)                              2,303
                           26,500   Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds, Senior-Series B,
                                    5.875%** due 8/15/2024                                                                    8,606
===================================================================================================================================
Washington--6.3%            2,150   King County, Washington, Sewer Revenue Refunding Bonds, Series B, 5.50%
                                    due 1/01/2027 (f)                                                                         2,344
                            1,600   Port of Tacoma, Washington, Revenue Refunding Bonds, Series A, 5.25%
                                    due 12/01/2034 (a)                                                                        1,713
                            7,470   Port Seattle, Washington, Revenue Bonds, AMT, Series B, 6% due 2/01/2016 (i)              8,264
                            6,150   Seattle, Washington, Municipal Light and Power Revenue Bonds, 6%
                                    due 10/01/2009 (i)(j)                                                                     6,946


                  SEMI-ANNUAL REPORTS        APRIL 30, 2005                   27

Schedule of Investments (concluded)
                        MuniYield Quality Fund II, Inc.           (in Thousands)

                             Face
                           Amount   Municipal Bonds                                                                         Value
===================================================================================================================================
Puerto Rico--1.7%         $ 2,500   Puerto Rico Commonwealth, Highway and Transportation Authority, Transportation
                                    Revenue Bonds, Series B, 6% due 7/01/2005 (i)(j)                                      $   2,540
                            2,500   Puerto Rico Municipal Finance Agency, GO, Series A, 5.50% due 8/01/2023 (f)               2,719
===================================================================================================================================
Total Investments (Cost--$428,626*)--148.8%                                                                                 456,300

Other Assets Less Liabilities--0.1%                                                                                             305

Preferred Stock, at Redemption Value--(48.9%)                                                                              (150,023)
                                                                                                                          ---------
Net Assets Applicable to Common Stock--100.0%                                                                             $ 306,582
                                                                                                                          =========

* The cost and unrealized appreciation (depreciation) of investments as of April 30, 2005, as computed for federal income tax purposes, were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost ................................................  $428,626
                                                                       ========
      Gross unrealized appreciation .................................  $ 28,260
      Gross unrealized depreciation .................................      (586)
                                                                       --------
      Net unrealized appreciation ...................................  $ 27,674
                                                                       ========

** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

(a)   AMBAC Insured.
(b)   CIFG Insured.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   FNMA/GNMA Collateralized.
(f)   FSA Insured.
(g)   GNMA Collateralized.
(h)   XL Capital Insured.
(i)   MBIA Insured.
(j)   Prerefunded.
(k)   Radian Insured.
(l) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(m)   Assured Guaranty Insured.
(n) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(o)   Escrowed to maturity.

      Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                            Net         Dividend
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund         (2,866)          $11
      --------------------------------------------------------------------------

      Forward interest rate swaps outstanding as of April 30, 2005 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                                    Unrealized
                                                     Notional      Appreciation
                                                      Amount      (Depreciation)
      --------------------------------------------------------------------------
      Receive a variable rate equal to 7-Day
      Bond Market Association Municipal
      Swap Index Rate and pay a fixed
      rate of 3.558%

      Broker, JPMorgan Chase Bank
      Expires May 2015                               $20,000              $  39

      Receive a variable rate equal to 7-Day
      Bond Market Association Municipal
      Swap Index Rate and pay a fixed
      rate of 3.88%

      Broker, JPMorgan Chase Bank
      Expires July 2015                              $15,000               (559)

      Receive a variable rate equal to 7-Day
      Bond Market Association Municipal
      Swap Index Rate and pay a fixed
      rate of 4.187%

      Broker, Morgan Stanley Capital
      Services, Inc.
      Expires June 2025                              $19,000               (320)
      --------------------------------------------------------------------------
      Total                                                               $(840)
                                                                          =====

      See Notes to Financial Statements.


28                SEMI-ANNUAL REPORTS        APRIL 30, 2005

Statements of Net Assets

                                                                                                    MuniYield          MuniYield
                                                                               MuniYield             Quality            Quality
As of April 30, 2005                                                          Fund, Inc.           Fund, Inc.        Fund II, Inc.
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                Investments in unaffiliated securities, at value* ......    $   989,059,281     $   670,304,249     $   456,299,610
                Cash ...................................................            159,502              45,935               7,558
                Interest receivable ....................................         17,061,139          10,138,254           7,404,147
                Receivable for variation margin ........................            375,000                  --                  --
                Receivable for securities sold .........................            126,619           2,570,064           6,827,237
                Prepaid expenses and other assets ......................             17,638              10,839              16,151
                                                                            -------------------------------------------------------
                Total assets ...........................................      1,006,799,179         683,069,341         470,554,703
                                                                            -------------------------------------------------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                Unrealized depreciation on forward interest rate swaps .                 --             786,792             839,756
                Payable for securities purchased .......................          9,472,029          12,698,679          12,674,300
                Dividends payable to Common Stock shareholders .........            470,121             274,805             208,846
                Payable to investment adviser ..........................            380,119             254,958             174,081
                Payable to other affiliates ............................             10,329               7,037               4,787
                Accrued expenses and other liabilities .................             99,607              52,536              47,775
                                                                            -------------------------------------------------------
                Total liabilities ......................................         10,432,205          14,074,807          13,949,545
                                                                            -------------------------------------------------------
===================================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
                Preferred Stock, at redemption value, par value $.05 per
                 share** of AMPS@ at $25,000 per share liquidation
                 preference ............................................        343,023,980         200,024,220         150,023,040
                                                                            -------------------------------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
                Net assets applicable to Common Stock ..................    $   653,342,994     $   468,970,314     $   306,582,118
                                                                            =======================================================
===================================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
                Undistributed investment income--net ...................    $    13,226,278     $     5,870,848     $     4,835,663
                Accumulated realized capital losses--net ...............        (53,585,991)         (8,409,058)        (39,087,186)
                Unrealized appreciation--net ...........................         57,090,201          44,598,613          26,833,656
                                                                            -------------------------------------------------------
                Total accumulated earnings (losses)--net ...............         16,730,488          42,060,403          (7,417,867)
                Common Stock, par value $.10 per share+ ................          4,443,063           3,042,526           2,236,693
                Paid-in capital in excess of par .......................        632,169,443         423,867,385         311,763,292
                                                                            -------------------------------------------------------
                Net assets .............................................    $   653,342,994     $   468,970,314     $   306,582,118
                                                                            =======================================================
                Net asset value per share of Common Stock ..............    $         14.70     $         15.41     $         13.71
                                                                            =======================================================
                Market price ...........................................    $         14.34     $         14.54     $         12.58
                                                                            =======================================================
                 * Identified cost .....................................    $   929,602,926     $   624,918,844     $   428,626,198
                                                                            =======================================================
                ** Preferred Stock authorized, issued and outstanding:
                       Series A Shares .................................              1,800               2,000               2,000
                                                                            =======================================================
                       Series B Shares .................................              1,800               2,000               2,000
                                                                            =======================================================
                       Series C Shares .................................              1,800               2,000               2,000
                                                                            =======================================================
                       Series D Shares .................................              1,800               2,000                  --
                                                                            =======================================================
                       Series E Shares .................................              2,800                  --                  --
                                                                            =======================================================
                       Series F Shares .................................              1,720                  --                  --
                                                                            =======================================================
                       Series G Shares .................................              2,000                  --                  --
                                                                            =======================================================
                 + Common Stock issued and outstanding ..................         44,430,631          30,425,258          22,366,930
                                                                            =======================================================

@     Auction Market Preferred Stock.

      See Notes to Financial Statements.


                  SEMI-ANNUAL REPORTS        APRIL 30, 2005                   29

Statements of Operations

                                                                                                    MuniYield          MuniYield
                                                                               MuniYield             Quality            Quality
For the Six Months Ended April 30, 2005                                       Fund, Inc.           Fund, Inc.        Fund II, Inc.
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                Interest ...............................................    $    27,863,114     $    17,494,477     $    11,747,380
                Dividends from affiliates ..............................             34,463              26,267              10,666
                                                                            -------------------------------------------------------
                Total income ...........................................         27,897,577          17,520,744          11,758,046
                                                                            -------------------------------------------------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                Investment advisory fees ...............................          2,459,487           1,667,534           1,135,612
                Commission fees ........................................            429,943             252,977             194,702
                Accounting services ....................................            139,045             106,918              78,645
                Transfer agent fees ....................................             63,151              45,075              31,306
                Professional fees ......................................             30,097              27,373              25,702
                Printing and shareholder reports .......................             22,505              24,779              22,422
                Custodian fees .........................................             22,496              17,323              11,737
                Directors' fees and expenses ...........................             17,332              13,256              10,581
                Listing fees ...........................................             16,970              11,702              10,389
                Pricing fees ...........................................             14,126              13,217              10,760
                Other ..................................................             31,756              27,719              25,138
                                                                            -------------------------------------------------------
                Total expenses before reimbursement ....................          3,246,908           2,207,873           1,556,994
                Reimbursement of expenses ..............................             (4,595)             (3,488)             (1,491)
                                                                            -------------------------------------------------------
                Total expenses after reimbursement .....................          3,242,313           2,204,385           1,555,503
                                                                            -------------------------------------------------------
                Investment income--net .................................         24,655,264          15,316,359          10,202,543
                                                                            -------------------------------------------------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
                Realized gain (loss) on:
                   Investments--net ....................................         10,918,964           4,012,559             709,435
                   Futures contracts and forward interest rate
                    swaps--net .........................................          5,840,081          (1,907,920)           (753,833)
                                                                            -------------------------------------------------------
                Total realized gain (loss)--net ........................         16,759,045           2,104,639             (44,398)
                Change in unrealized appreciation/depreciation on:
                   Investments--net ....................................          3,195,894          (5,307,026)            712,017
                   Futures contracts and forward interest rate
                    swaps--net .........................................         (2,366,154)            604,706             (59,305)
                                                                            -------------------------------------------------------
                Total change in unrealized
                 appreciation/depreciation--net ........................            829,740          (4,702,320)            652,712
                                                                            -------------------------------------------------------
                Total realized and unrealized gain (loss)--net .........         17,588,785          (2,597,681)            608,314
                                                                            -------------------------------------------------------
===================================================================================================================================
Dividends to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                Investment income--net .................................         (2,971,139)         (1,809,260)         (1,330,360)
                                                                            -------------------------------------------------------
                Net Increase in Net Assets Resulting from Operations ...    $    39,272,910     $    10,909,418     $     9,480,497
                                                                            =======================================================

      See Notes to Financial Statements.


30                SEMI-ANNUAL REPORTS        APRIL 30, 2005

Statements of Changes in Net Assets                         MuniYield Fund, Inc.

                                                                                       For the Six        For the
                                                                                      Months Ended      Year Ended
                                                                                        April 30,       October 31,
Increase (Decrease) in Net Assets:                                                        2005             2004
====================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...................................    $  24,655,264     $  47,961,143
                       Realized gain--net .......................................       16,759,045         1,490,339
                       Change in unrealized appreciation/depreciation--net ......          829,740        17,986,132
                       Dividends to Preferred Stock shareholders ................       (2,971,139)       (3,152,152)
                                                                                     -------------------------------
                       Net increase in net assets resulting from operations .....       39,272,910        64,285,462
                                                                                     -------------------------------
====================================================================================================================
Dividends to Common Stock Shareholders
--------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...................................      (21,948,732)      (42,786,698)
                                                                                     -------------------------------
                       Net decrease in net assets resulting from dividends to
                        Common Stock shareholders ...............................      (21,948,732)      (42,786,698)
                                                                                     -------------------------------
====================================================================================================================
Stock Transactions
--------------------------------------------------------------------------------------------------------------------
                       Offering and underwriting costs resulting from the
                        issuance of Preferred Stock .............................               --          (648,585)
                                                                                     -------------------------------
                       Net decrease in net assets derived from stock transactions               --          (648,585)
                                                                                     -------------------------------
====================================================================================================================
Net Assets Applicable to Common Stock
--------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets applicable to Common Stock ..       17,324,178        20,850,179
                       Beginning of period ......................................      636,018,816       615,168,637
                                                                                     -------------------------------
                       End of period* ...........................................    $ 653,342,994     $ 636,018,816
                                                                                     ===============================
                          * Undistributed investment income--net ................    $  13,226,278     $  13,490,885
                                                                                     ===============================

      See Notes to Financial Statements.


                  SEMI-ANNUAL REPORTS        APRIL 30, 2005                   31

Statements of Changes in Net Assets                 MuniYield Quality Fund, Inc.

                                                                                       For the Six        For the
                                                                                      Months Ended      Year Ended
                                                                                        April 30,       October 31,
Increase (Decrease) in Net Assets:                                                        2005             2004
====================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...................................    $  15,316,359     $  31,467,544
                       Realized gain--net .......................................        2,104,639           112,652
                       Change in unrealized appreciation/depreciation--net ......       (4,702,320)        5,545,913
                       Dividends to Preferred Stock shareholders ................       (1,809,260)       (2,075,540)
                                                                                     -------------------------------
                       Net increase in net assets resulting from operations .....       10,909,418        35,050,569
                                                                                     -------------------------------
====================================================================================================================
Dividends to Common Stock Shareholders
--------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...................................      (14,786,675)      (29,573,351)
                                                                                     -------------------------------
                       Net decrease in net assets resulting from dividends to
                        Common Stock shareholders ...............................      (14,786,675)      (29,573,351)
                                                                                     -------------------------------
====================================================================================================================
Net Assets Applicable to Common Stock
--------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets applicable to
                        Common Stock ............................................       (3,877,257)        5,477,218
                       Beginning of period ......................................      472,847,571       467,370,353
                                                                                     -------------------------------
                       End of period* ...........................................    $ 468,970,314     $ 472,847,571
                                                                                     ===============================
                          * Undistributed investment income--net ................    $   5,870,848     $   7,150,424
                                                                                     ===============================

      See Notes to Financial Statements.


32                SEMI-ANNUAL REPORTS        APRIL 30, 2005

Statements of Changes in Net Assets              MuniYield Quality Fund II, Inc.

                                                                                       For the Six        For the
                                                                                      Months Ended      Year Ended
                                                                                        April 30,       October 31,
Increase (Decrease) in Net Assets:                                                        2005             2004
====================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...................................    $  10,202,543     $  21,097,310
                       Realized loss--net .......................................          (44,398)       (4,603,827)
                       Change in unrealized appreciation/depreciation--net ......          652,712        10,444,599
                       Dividends to Preferred Stock shareholders ................       (1,330,360)       (1,551,920)
                                                                                     -------------------------------
                       Net increase in net assets resulting from operations .....        9,480,497        25,386,162
                                                                                     -------------------------------
====================================================================================================================
Dividends to Common Stock Shareholders
--------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...................................       (9,662,514)      (19,123,725)
                                                                                     -------------------------------
                       Net decrease in net assets resulting from dividends to
                        Common Stock shareholders ...............................       (9,662,514)      (19,123,725)
                                                                                     -------------------------------
====================================================================================================================
Net Assets Applicable to Common Stock
--------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets applicable to
                        Common Stock ............................................         (182,017)        6,262,437
                       Beginning of period ......................................      306,764,135       300,501,698
                                                                                     -------------------------------
                       End of period* ...........................................    $ 306,582,118     $ 306,764,135
                                                                                     ===============================
                          * Undistributed investment income--net ................    $   4,835,663     $   5,625,994
                                                                                     ===============================

      See Notes to Financial Statements.


                  SEMI-ANNUAL REPORTS        APRIL 30, 2005                   33

Financial Highlights                                        MuniYield Fund, Inc.

                                                                For the
                                                               Six Months                      For the Year Ended
                                                                  Ended                            October 31,
The following per share data and ratios have been derived       April 30,     -----------------------------------------------------
from information provided in the financial statements.            2005          2004           2003           2002           2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ........      $  14.31       $  13.85       $  13.28       $  13.55       $  13.08
                                                               --------------------------------------------------------------------
            Investment income--net ......................           .55@          1.09@          1.06@          1.04           1.03
            Realized and unrealized gain (loss)--net ....           .40            .41            .52           (.31)           .52
            Less dividends to Preferred Stock shareholders
             from investment income--net ................          (.07)          (.07)          (.07)          (.08)          (.22)
                                                               --------------------------------------------------------------------
            Total from investment operations ............           .88           1.43           1.51            .65           1.33
                                                               --------------------------------------------------------------------
            Less dividends to Common Stock shareholders
             from investment income--net ................          (.49)          (.96)          (.94)          (.92)          (.86)
                                                               --------------------------------------------------------------------
            Offering and underwriting costs resulting
             from issuance of Preferred Stock ...........            --           (.01)            --             --             --
                                                               --------------------------------------------------------------------
            Net asset value, end of period ..............      $  14.70       $  14.31       $  13.85       $  13.28       $  13.55
                                                               ====================================================================
            Market price per share, end of period .......      $  14.34       $  13.74       $  13.29       $  12.88       $ 13.940
                                                               ====================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..........          6.38%@@       11.04%         11.99%          5.07%         10.51%
                                                               ====================================================================
            Based on market price per share .............          8.08%@@       11.11%         10.80%          (.94%)        17.79%
                                                               ====================================================================
===================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Total expenses, net of reimbursement*** .....          1.01%*          .97%           .99%          1.01%          1.01%
                                                               ====================================================================
            Total expenses*** ...........................          1.01%*          .98%           .99%          1.01%          1.01%
                                                               ====================================================================
            Total investment income--net*** .............          7.68%*         7.75%          7.86%          7.97%          7.74%
                                                               ====================================================================
            Amount of dividends to Preferred Stock
             shareholders ...............................           .92%*          .51%           .50%           .74%          1.63%
                                                               ====================================================================
            Investment income--net, to Common Stock
             shareholders ...............................          6.76%*         7.24%          7.36%          7.23%          6.11%
                                                               ====================================================================
===================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Dividends to Preferred Stock shareholders ...          1.74%*         1.05%          1.02%          1.50%          3.33%
                                                               ====================================================================


34                SEMI-ANNUAL REPORTS        APRIL 30, 2005

Financial Highlights (concluded)                            MuniYield Fund, Inc.

                                                                For the
                                                               Six Months                      For the Year Ended
                                                                  Ended                            October 31,
The following per share data and ratios have been derived       April 30,     -----------------------------------------------------
from information provided in the financial statements.            2005          2004           2003           2002           2001
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets applicable to Common Stock, end of
             period (in thousands) ......................      $653,343       $636,019       $615,169       $590,101       $524,737
                                                               ====================================================================
            Preferred Stock outstanding, end of
             period (in thousands) ......................      $343,000       $343,000       $293,000       $293,000       $250,000
                                                               ====================================================================
            Portfolio turnover ..........................         15.53%         23.62%         61.95%        104.63%         83.26%
                                                               ====================================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
            Asset coverage per $1,000 ...................      $  2,905       $  2,854       $  3,100       $  3,014       $  3,099
                                                               ====================================================================
===================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
            Series A--Investment income--net ............      $    199       $    266       $    256       $    346       $    816
                                                               ====================================================================
            Series B--Investment income--net ............      $    231       $    268       $    274       $    369       $    864
                                                               ====================================================================
            Series C--Investment income--net ............      $    191       $    268       $    261       $    353       $    847
                                                               ====================================================================
            Series D--Investment income--net ............      $    233       $    260       $    281       $    504       $    850
                                                               ====================================================================
            Series E--Investment income--net ............      $    220       $    244       $    236       $    346       $    805
                                                               ====================================================================
            Series F+--Investment income--net ...........      $    212       $    253       $    247       $    324             --
                                                               ====================================================================
            Series G++--Investment income--net ..........      $    228       $     60             --             --             --
                                                               ====================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Series F was issued on November 19, 2001.
++    Series G was issued on August 31, 2004.
@     Based on average shares outstanding.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


                  SEMI-ANNUAL REPORTS        APRIL 30, 2005                   35

Financial Highlights                                MuniYield Quality Fund, Inc.

                                                                For the
                                                               Six Months                      For the Year Ended
                                                                  Ended                            October 31,
The following per share data and ratios have been derived       April 30,     -----------------------------------------------------
from information provided in the financial statements.            2005          2004           2003           2002           2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ........      $  15.54       $  15.36       $  15.19       $  15.27       $  14.18
                                                               --------------------------------------------------------------------
            Investment income--net ......................           .50+          1.03+          1.07+          1.06           1.06
            Realized and unrealized gain (loss)--net ....          (.08)           .19            .13           (.13)          1.08
            Less dividends and distributions to Preferred
             Stock shareholders:
               Investment income--net ...................          (.06)          (.07)          (.07)          (.09)          (.21)
               Realized gain--net .......................            --             --             --             --@@           --
                                                               --------------------------------------------------------------------
            Total from investment operations ............           .36           1.15           1.13            .84           1.93
                                                               --------------------------------------------------------------------
            Less dividends and distributions to Common
             Stock shareholders:
               Investment income--net ...................          (.49)          (.97)          (.96)          (.91)          (.84)
               Realized gain--net .......................            --             --             --           (.01)            --
                                                               --------------------------------------------------------------------
            Total dividends and distributions to Common
             Stock shareholders .........................          (.49)          (.97)          (.96)          (.92)          (.84)
                                                               --------------------------------------------------------------------
            Net asset value, end of period ..............      $  15.41       $  15.54       $  15.36       $  15.19       $  15.27
                                                               ====================================================================
            Market price per share, end of period .......      $  14.54       $  14.83       $  14.35       $  13.74       $  14.24
                                                               ====================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..........          2.50%@         8.26%          8.13%          6.12%         14.46%
                                                               ====================================================================
            Based on market price per share .............          1.34%@        10.58%         11.68%          2.94%         25.47%
                                                               ====================================================================
===================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Total expenses, net of reimbursement*** .....           .94%*          .94%           .94%           .96%           .98%
                                                               ====================================================================
            Total expenses*** ...........................           .94%*          .95%           .95%           .96%           .98%
                                                               ====================================================================
            Total investment income--net*** .............          6.55%*         6.74%          6.89%          7.03%          7.18%
                                                               ====================================================================
            Amount of dividends to Preferred Stock
             shareholders ...............................           .77%*          .45%           .42%           .61%          1.45%
                                                               ====================================================================
            Investment income--net, to Common Stock
             shareholders ...............................          5.78%*         6.29%          6.47%          6.42%          5.73%
                                                               ====================================================================
===================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Dividends to Preferred Stock shareholders ...          1.81%*         1.04%           .99%          1.40%          3.27%
                                                               ====================================================================


36                SEMI-ANNUAL REPORTS        APRIL 30, 2005

Financial Highlights (concluded)                    MuniYield Quality Fund, Inc.

                                                                For the
                                                               Six Months                      For the Year Ended
                                                                  Ended                            October 31,
The following per share data and ratios have been derived       April 30,     -----------------------------------------------------
from information provided in the financial statements.            2005          2004           2003           2002           2001
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets applicable to Common Stock, end
             of period (in thousands) ...................      $468,970       $472,848       $467,370       $462,156       $464,522
                                                               ====================================================================
            Preferred Stock outstanding, end of
             period (in thousands) ......................      $200,000       $200,000       $200,000       $200,000       $200,000
                                                               ====================================================================
            Portfolio turnover ..........................         14.76%         32.87%         33.92%         46.29%         89.58%
                                                               ====================================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
            Asset coverage per $1,000 ...................      $  3,345       $  3,364       $  3,337       $  3,311       $  3,323
                                                               ====================================================================
===================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
            Series A--Investment income--net ............      $    213       $    271       $    273       $    370       $    852
                                                               ====================================================================
            Series B--Investment income--net ............      $    225       $    255       $    238       $    337       $    792
                                                               ====================================================================
            Series C--Investment income--net ............      $    243       $    261       $    253       $    349       $    832
                                                               ====================================================================
            Series D--Investment income--net ............      $    224       $    251       $    228       $    339       $    791
                                                               ====================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Based on average shares outstanding.
@     Aggregate total investment return.
@@    Amount is less than $(.01) per share.

      See Notes to Financial Statements.


                  SEMI-ANNUAL REPORTS        APRIL 30, 2005                   37

Financial Highlights                             MuniYield Quality Fund II, Inc.

                                                                For the
                                                               Six Months                      For the Year Ended
                                                                  Ended                            October 31,
The following per share data and ratios have been derived       April 30,     -----------------------------------------------------
from information provided in the financial statements.            2005          2004           2003           2002           2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ........      $  13.72       $  13.44       $  13.27       $  13.21       $  12.39
                                                               --------------------------------------------------------------------
            Investment income--net ......................           .46+           .94+           .97+           .94            .94
            Realized and unrealized gain--net ...........           .02            .27            .09             --++          .84
            Less dividends to Preferred Stock
             shareholders from investment income--net ...          (.06)          (.07)          (.07)          (.10)          (.22)
                                                               --------------------------------------------------------------------
            Total from investment operations ............           .42           1.14            .99            .84           1.56
                                                               --------------------------------------------------------------------
            Less dividends to Common Stock shareholders
             from investment income--net ................          (.43)          (.86)          (.82)          (.78)          (.74)
                                                               --------------------------------------------------------------------
            Net asset value, end of period ..............      $  13.71       $  13.72       $  13.44       $  13.27       $  13.21
                                                               ====================================================================
            Market price per share, end of period .......      $  12.58       $  12.69       $  12.18       $  11.75       $  12.07
                                                               ====================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..........          3.39%@         9.32%          8.28%          7.27%         13.47%
                                                               ====================================================================
            Based on market price per share .............          2.57%@        11.57%         10.83%          3.95%         11.70%
                                                               ====================================================================
===================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Total expenses, net of reimbursement*** .....          1.02%*         1.01%          1.03%          1.06%          1.07%
                                                               ====================================================================
            Total expenses*** ...........................          1.02%*         1.02%          1.03%          1.06%          1.07%
                                                               ====================================================================
            Total investment income--net*** .............          6.70%*         7.00%          7.17%          7.26%          7.36%
                                                               ====================================================================
            Amount of dividends to Preferred Stock
             shareholders ...............................           .87%*          .51%           .50%           .78%          1.74%
                                                               ====================================================================
            Investment income--net, to Common Stock
             shareholders ...............................          5.83%*         6.49%          6.67%          6.48%          5.62%
                                                               ====================================================================
===================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Dividends to Preferred Stock shareholders ...          1.78%*         1.04%          1.00%          1.51%          3.31%
                                                               ====================================================================


38                SEMI-ANNUAL REPORTS        APRIL 30, 2005

Financial Highlights (concluded)                 MuniYield Quality Fund II, Inc.

                                                                For the Six                    For the Year Ended
                                                               Months Ended                        October 31,
The following per share data and ratios have been derived        April 30,    -----------------------------------------------------
from information provided in the financial statements.             2005         2004           2003           2002           2001
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets applicable to Common Stock, end of
             period (in thousands) ......................      $306,582       $306,764       $300,502       $296,847       $295,457
                                                               ====================================================================
            Preferred Stock outstanding, end of
             period (in thousands) ......................      $150,000       $150,000       $150,000       $150,000       $150,000
                                                               ====================================================================
            Portfolio turnover ..........................         10.58%         32.30%         42.06%         42.89%         98.99%
                                                               ====================================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
            Asset coverage per $1,000 ...................      $  3,044       $  3,045       $  3,003       $  2,979       $  2,970
                                                               ====================================================================
===================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
            Series A--Investment income--net ............      $    210       $    271       $    276       $    390       $    855
                                                               ====================================================================
            Series B--Investment income--net ............      $    231       $    253       $    240       $    388       $    853
                                                               ====================================================================
            Series C--Investment income--net ............      $    223       $    252       $    235       $    351       $    777
                                                               ====================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Based on average shares outstanding.
@     Aggregate total investment return.
@@    Amount is less than $(.01) per share.

      See Notes to Financial Statements.


                  SEMI-ANNUAL REPORTS        APRIL 30, 2005                   39

Notes to Financial Statements

1. Significant Accounting Policies:

MuniYield Fund, Inc., MuniYield Quality Fund, Inc. and MuniYield Quality Fund II, Inc. (the "Funds" or individually as the "Fund") are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Funds determine and make available for publication the net asset value of their Common Stock on a daily basis. The Funds' Common Stock shares are listed on the New York Stock Exchange under the symbol MYD for MuniYield Fund, Inc., MQY for MuniYield Quality Fund, Inc. and MQT for MuniYield Quality Fund II, Inc. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Funds' pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds.

(b) Derivative financial instruments -- Each Fund may engage in various portfolio investment strategies both to increase the return of each Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- Each Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date,


40                SEMI-ANNUAL REPORTS        APRIL 30, 2005
      unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Divided income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering expenses -- Direct expenses relating to the public offering of MuniYield Fund, Inc.'s Preferred Stock were charged to capital at the time of issuance of the shares.

2. Investment Advisory Agreement and Transactions with Affiliates:

Each Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Funds' portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. For such services, each Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees each Fund pays to FAM indirectly through its investment in Merrill Lynch Institutional Tax-Exempt Fund. For the six months ended April 30, 2005, FAM reimbursed each Fund as follows:

--------------------------------------------------------------------------------
Fund                                                               Reimbursement
--------------------------------------------------------------------------------
MuniYield Fund, Inc. ......................................               $4,595
MuniYield Quality Fund, Inc. ..............................               $3,488
MuniYield Quality Fund II, Inc. ...........................               $1,491
--------------------------------------------------------------------------------

For the six months ended April 30, 2005, the Funds reimbursed FAM for certain accounting services. The reimbursements were as follows:

--------------------------------------------------------------------------------
Fund                                                               Reimbursement
--------------------------------------------------------------------------------
MuniYield Fund, Inc. .....................................               $10,663
MuniYield Quality Fund, Inc. .............................               $ 6,997
MuniYield Quality Fund II, Inc. ..........................               $ 4,794
--------------------------------------------------------------------------------

Certain officers and/or directors of the Funds are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2005 were as follows:

--------------------------------------------------------------------------------
                                                   MuniYield         MuniYield
                                MuniYield           Quality           Quality
                                Fund, Inc.         Fund, Inc.      Fund II, Inc.
--------------------------------------------------------------------------------
Total Purchases .......       $148,359,735       $103,121,997       $ 49,479,581
Total Sales ...........       $168,120,633       $ 96,691,901       $ 47,235,177
--------------------------------------------------------------------------------

4. Stock Transactions:

Each Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Funds, with a par value of $.05 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2005 were as follows:

--------------------------------------------------------------------------------
                                                     MuniYield       MuniYield
                                   MuniYield          Quality         Quality
                                   Fund, Inc.        Fund, Inc.    Fund II, Inc.
--------------------------------------------------------------------------------
Series A                             2.31%              2.35%              2.30%
Series B                             2.31%             2.525%              2.54%
Series C                             2.25%             2.739%             2.402%
Series D                             2.55%              2.80%                --
Series E                             2.54%                --                 --
Series F                             2.40%                --                 --
Series G                             2.50%                --                 --
--------------------------------------------------------------------------------


                  SEMI-ANNUAL REPORTS        APRIL 30, 2005                   41

Notes to Financial Statements (concluded)

MuniYield Fund, Inc.
Shares issued and outstanding during the six months ended April 30, 2005 remained constant. Shares issued and outstanding during the year ended October 31, 2004 increased by 2,000 shares from the issuance of an additional series of Preferred Stock.

MuniYield Quality Fund, Inc.
Shares issued and outstanding during the six months ended April 30, 2005 and the year ended October 31, 2004 remained constant.

MuniYield Quality Fund II, Inc.
Shares issued and outstanding during the six months ended April 30, 2005 and the year ended October 31, 2004 remained constant.

The Funds pay commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2005, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned commissions as follows:

--------------------------------------------------------------------------------
Fund                                                                 Commissions
--------------------------------------------------------------------------------
MuniYield Fund, Inc. .....................................              $198,358
MuniYield Quality Fund, Inc. .............................              $112,045
MuniYield Quality Fund II, Inc. ..........................              $103,601
--------------------------------------------------------------------------------

5. Capital Loss Carryforward:

MuniYield Fund, Inc.
On October 31, 2004, the Fund had a net capital loss carryforward of $63,838,397, of which $3,650,202 expires in 2006, $13,147,684 expires in 2007,
$40,851,001 expires in 2008, $6,000,235 expires in 2009 and $189,275 expires in
2010. This amount will be available to offset like amounts of any future taxable gains.

MuniYield Quality Fund, Inc.
On October 31, 2004, the Fund had a net capital loss carryforward of $6,711,574, of which $1,093,528 expires in 2008, $3,278,904 expires in 2010 and $2,339,142 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

MuniYield Quality Fund II, Inc.
On October 31, 2004, the Fund had a net capital loss carryforward of $37,686,418, of which $4,975,019 expires in 2007, $26,079,903 expires in 2008,
$1,096,837 expires in 2010 and $5,534,659 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

Each Fund paid a tax-exempt income dividend to holders of Common Stock on May 27, 2005 to shareholders of record on May 13, 2005. The amount of the tax-exempt income dividend was as follows:

--------------------------------------------------------------------------------
                                                                       Per Share
Fund                                                                     Amount
--------------------------------------------------------------------------------
MuniYield Fund, Inc. .....................................              $.083000
MuniYield Quality Fund, Inc. .............................              $.081000
MuniYield Quality Fund II, Inc. ..........................              $.072000
--------------------------------------------------------------------------------


42                SEMI-ANNUAL REPORTS        APRIL 30, 2005

Proxy Results   MuniYield Fund, Inc.

During the six-month period ended April 30, 2005, MuniYield Fund, Inc.'s Common Stock shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 28, 2005. With respect to Proposal 2, the proposal was adjourned until May 27, 2005, at which time it passed. A description of the proposals and number of shares voted were as follows:

------------------------------------------------------------------------------------------------------------------
                                                                           Shares Voted            Shares Withheld
                                                                               For                   From Voting
------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:       Robert C. Doll, Jr.                 23,061,991                 425,332
                                        Joe Grills                          23,029,064                 458,259
                                        Roberta Cooper Ramo                 23,047,168                 440,155
                                        Robert S. Salomon, Jr.              23,056,667                 430,656
                                        Stephen B. Swensrud                 23,021,719                 465,604
------------------------------------------------------------------------------------------------------------------

                                                                      Shares Voted    Shares Voted    Shares Voted
                                                                          For           Against         Abstain
------------------------------------------------------------------------------------------------------------------
2. To approve an amendment to fundamental investment restrictions.    17,509,849        628,341         675,057
------------------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 2005, MuniYield Fund, Inc.'s Preferred Stock shareholders (Series A - G) voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 28, 2005. With respect to Proposal 2, the proposal was adjourned until May 27, 2005, at which time it passed. A description of the proposals and number of shares voted were as follows:

------------------------------------------------------------------------------------------------------------------
                                                                           Shares Voted            Shares Withheld
                                                                               For                   From Voting
------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Robert C. Doll, Jr.,
   James H. Bodurtha, Joe Grills, Herbert I. London, Roberta Cooper Ramo,
   Robert S. Salomon, Jr. and Stephen B. Swensrud                            10,390                     95
------------------------------------------------------------------------------------------------------------------

                                                                      Shares Voted    Shares Voted    Shares Voted
                                                                          For           Against         Abstain
------------------------------------------------------------------------------------------------------------------
2. To approve an amendment to fundamental investment restrictions.       13,035           465             121
------------------------------------------------------------------------------------------------------------------


                  SEMI-ANNUAL REPORTS        APRIL 30, 2005                   43

Proxy Results   MuniYield Quality Fund, Inc.

During the six-month period ended April 30, 2005, MuniYield Quality Fund, Inc.'s Common Stock shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 28, 2005. With respect to Proposal 3, the proposal was adjourned until June 27, 2005. A description of the proposals and number of shares voted were as follows:

------------------------------------------------------------------------------------------------------------------
                                                                           Shares Voted            Shares Withheld
                                                                               For                   From Voting
------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:       Robert C. Doll, Jr.                 15,864,587                 359,401
                                        James H. Bodurtha                   15,860,505                 363,483
                                        Joe Grills                          15,840,375                 383,613
                                        Roberta Cooper Ramo                 15,840,265                 383,723
                                        Stephen B. Swensrud                 15,836,416                 387,572
------------------------------------------------------------------------------------------------------------------

                                                                      Shares Voted    Shares Voted    Shares Voted
                                                                          For           Against         Abstain
------------------------------------------------------------------------------------------------------------------
2. To approve an amendment to fundamental investment restriction.      12,278,215        547,266         384,877
------------------------------------------------------------------------------------------------------------------
3. To approve an amendment to articles supplementary or
   certificate of designation.                                         Adjourned        Adjourned       Adjourned
------------------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 2005, MuniYield Quality Fund, Inc.'s Preferred Stock shareholders (Series A - D) voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 28, 2005. With respect to Proposal 3, the proposal was adjourned until June 27, 2005. A description of the proposals and number of shares voted were as follows:

------------------------------------------------------------------------------------------------------------------
                                                                           Shares Voted            Shares Withheld
                                                                               For                   From Voting
------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Robert C. Doll, Jr., James H.
   Bodurtha, Joe Grills, Herbert I. London, Roberta Cooper Ramo, Robert
   S. Salomon, Jr. and Stephen B. Swensrud                                     7,347                    20
------------------------------------------------------------------------------------------------------------------

                                                                      Shares Voted    Shares Voted    Shares Voted
                                                                          For           Against         Abstain
------------------------------------------------------------------------------------------------------------------
2. To approve an amendment to fundamental investment restriction.        5,886            410             39
------------------------------------------------------------------------------------------------------------------
3. To approve an amendment to articles supplementary or
   certificate of designation.                                          Adjourned       Adjourned      Adjourned
------------------------------------------------------------------------------------------------------------------


44                SEMI-ANNUAL REPORTS        APRIL 30, 2005

Proxy Results                                    MuniYield Quality Fund II, Inc.

During the six-month period ended April 30, 2005, MuniYield Quality Fund II, Inc.'s Common Stock shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 28, 2005. With respect to Proposal 3, the proposal was adjourned until June 27, 2005. A description of the proposals and number of shares voted were as follows:

------------------------------------------------------------------------------------------------------------------
                                                                           Shares Voted            Shares Withheld
                                                                               For                   From Voting
------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:       Robert C. Doll, Jr.                 11,632,916                 310,197
                                        Joe Grills                          11,629,177                 313,936
                                        Roberta Cooper Ramo                 11,626,976                 316,137
                                        Robert S. Salomon, Jr.              11,632,993                 310,120
                                        Stephen B. Swensrud                 11,624,713                 318,400
------------------------------------------------------------------------------------------------------------------

                                                                      Shares Voted    Shares Voted    Shares Voted
                                                                          For           Against         Abstain
------------------------------------------------------------------------------------------------------------------
2. To approve an amendment to fundamental investment restriction.       9,001,194        432,544         234,556
------------------------------------------------------------------------------------------------------------------
3. To approve an amendment to articles supplementary or
   certificate of designation.                                          Adjourned       Adjourned       Adjourned
------------------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 2005, MuniYield Quality Fund II, Inc.'s Preferred Stock shareholders (Series A - C) voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 28, 2005. With respect to Proposal 3, the proposal was adjourned until June 27, 2005. A description of the proposals and number of shares voted were as follows:

------------------------------------------------------------------------------------------------------------------
                                                                           Shares Voted            Shares Withheld
                                                                               For                   From Voting
------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Robert C. Doll, Jr., James H.
   Bodurtha, Joe Grills, Herbert I. London, Roberta Cooper Ramo, Robert
   S. Salomon, Jr. and Stephen B. Swensrud                                    5,131                      34
------------------------------------------------------------------------------------------------------------------

                                                                      Shares Voted    Shares Voted    Shares Voted
                                                                          For           Against         Abstain
------------------------------------------------------------------------------------------------------------------
2. To approve an amendment to fundamental investment restriction.         4,497            33              43
------------------------------------------------------------------------------------------------------------------
3. To approve an amendment to articles supplementary or
   certificate of designation.                                          Adjourned       Adjourned       Adjourned
------------------------------------------------------------------------------------------------------------------


                  SEMI-ANNUAL REPORTS        APRIL 30, 2005                   45

Officers and Directors

Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Theodore R. Jaeckel Jr., Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

MuniYield Fund, Inc. and
MuniYield Quality Fund II, Inc.:

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street--11 East
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street--7 West
New York, NY 10286

MuniYield Quality Fund, Inc.:

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents

Common Stock:

EquiServe
P.O. Box 43010
Providence, RI 02940-3010

Preferred Stock:

The Bank of New York
101 Barclay Street--7 West
New York, NY 10286

--------------------------------------------------------------------------------
Effective January 1, 2005, Terry K. Glenn retired as President and Director of MuniYield Fund, Inc., MuniYield Quality Fund, Inc. and MuniYield Quality Fund II, Inc. The Funds' Board of Directors wishes Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Funds.
--------------------------------------------------------------------------------

Investment Objectives

NYSE Symbol       MuniYield Fund, Inc. seeks to provide shareholders with as
MYD               high a level of current income exempt from federal income
                  taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

NYSE Symbol       MuniYield Quality Fund, Inc. seeks to provide shareholders
MQY               with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations the interest on which is exempt from federal income taxes in the opinion of bond counsel to the issuer.

NYSE Symbol       MuniYield Quality Fund II, Inc. seeks to provide shareholders
MQT               with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations the interest on which is exempt from federal income taxes in the opinion of bond counsel to the issuer. The Fund invests primarily in insured municipal bonds.


46                SEMI-ANNUAL REPORTS        APRIL 30, 2005

Availability of Quarterly Schedules of Investments

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


                  SEMI-ANNUAL REPORTS        APRIL 30, 2005                   47

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

These reports, including the financial information herein, are transmitted to shareholders of MuniYield Fund, Inc., MuniYield Quality Fund, Inc. and MuniYield Quality Fund II, Inc. for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a representation of future performance. The Funds have leveraged their Common Stock and intend to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with potentially higher rates of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniYield Fund, Inc.
MuniYield Quality Fund, Inc.
MuniYield Quality Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #MYQII -- 4/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniYield Quality Fund II, Inc.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniYield Quality Fund II, Inc.

Date: June 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniYield Quality Fund II, Inc.

Date: June 20, 2005


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniYield Quality Fund II, Inc.

Date: June 20, 2005